EXHIBIT 10.2














                        AUTHORIZED DISTRIBUTOR AGREEMENT

                                BETWEEN AMERITECH

                                       AND

                            Telecomm Industries, Inc.



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                                TABLE OF CONTENTS

Business Purpose.............................................................1
Recitals.....................................................................1
ARTICLE 1....................................................................1
   APPOINTMENT OF DISTRIBUTORSHIP and AD REPRESENTATION......................1
ARTICLE 2....................................................................3
   TERRITORY.................................................................3
ARTICLE 3....................................................................4
   EXCLUSIVITY...............................................................4
ARTICLE 4....................................................................4
   TERM and TERMINATION......................................................4
ARTICLE 5....................................................................6
   AUTHORIZEDDISTRIBUTOR DUTIES..............................................6
ARTICLE 6....................................................................8
   AMERITECH'S DUTIES........................................................8
ARTICLE 7....................................................................9
   SALES AND COMMISSION......................................................9
ARTICLE 8...................................................................11
   THE PARTIES'RELATIONSHIP.................................................11
ARTICLE 9...................................................................11
   FACILITIES AND MATERIALS.................................................11
ARTICLE 10..................................................................12
   TRADEMARKS AND TRADE NAMES...............................................12
ARTICLE 11..................................................................13
   OWNERSHIP OF INFORMATION AND CONFIDENTIALITY.............................13
ARTICLE 12..................................................................15
   RIGHT TO SET-OFF.........................................................15
ARTICLE 13..................................................................15
   RIGHT TO AUDIT AND INSPECT DISTRIBUTOR'S RECORDS.........................15
ARTICLE 14..................................................................15
   AGREEMENT NOT TO COMPETE.................................................15
ARTICLE 15..................................................................16
   NOTICE...................................................................16
ARTICLE 16..................................................................17
   ASSIGNMENT...............................................................17
ARTICLE 17..................................................................17
   GENERAL TERMS............................................................17
Exhibit A      TERRITORY....................................................19
Exhibit B      PRODUCTS.....................................................20
   ATTACHMENT 1:  VOICE NETWORK PRODUCTS AND SERVICES.......................21
   ATTACHMENT 2:  STANDARD DATA PRODUCTS AND SERVICES.......................22
   ATTACHMENT 3:  USAGE PRODUCTS AND SERVICES...............................23
   ATTACHMENT 4:  OBJECTIVE RETIREMENT PRODUCT LIST (BY PRODUCT FAMILY).....24
      ANNEX 1:  VOICE NETWORK PRODUCTS AND SERVICES.........................25
      ANNEX 2:  STANDARD DATA PRODUCTS AND SERVICES.........................26
      ANNEX 3:  USAGE PRODUCTS AND SERVICES.................................27
Exhibit C      COMMISSION...................................................28
   1.0   General............................................................28
   2.0   Commission Set Off.................................................31
   3.0   Upon Termination...................................................31
   4.0   Commission Calculation Methodology.................................32
   5.0   Sales Outside of Territory and Sales Outside
             of "Objective Territory".......................................33
   6.0   Partnering.........................................................33
   7.0   Centrex Product Family.............................................33
   8.0   Ameritech FeatureLink..............................................37
   9.0   Other Voice Products...............................................37
   10.0     Ameritech SmartFax Connections..................................38
   11.0     Ameritech 9-1-1 Locator ID......................................39
   12.0     Eligible Standard Data Products.................................39
   13.0     ValueLink Products..............................................42
   14.0     1-800-CONFERENCE................................................54
   15.0     Ameritech Prepaid Products......................................55
Exhibit D      CO-OP AND 5-STAR PROGRAM.....................................56
Exhibit E   CODE OF BUSINESS CONDUCT........................................57
Exhibit F   HOUSE ACCOUNTS..................................................58

                        AUTHORIZED DISTRIBUTOR AGREEMENT
                                BETWEEN AMERITECH
                                       AND
                            Telecomm Industries, Inc.

         This Authorized Distributor Agreement ("Agreement") effective January 1, 1999 by and between Ameritech Information Systems, Inc. a Delaware corporation with offices at 225 West Randolph, Chicago, IL 60606 (hereinafter "Ameritech") and Telecomm Industries, Inc., with offices at 1743 Quincy Street, Suite 143, Naperville, IL 60540 (hereinafter "Authorized Distributor" or "AD").
                                Business Purpose
         Ameritech and AD have entered into this Distribution Agreement for the purpose of facilitating the marketing and sale of Ameritech retail products, the servicing of Ameritech retail business customers in the Territory, and to provide market coverage and market penetration of Ameritech retail products to retail, business customers in the Territory. The sales made by AD hereunder shall always be at the prices and rates Ameritech sets as retail prices for its business customers. It is the intent of the parties hereto that both parties will benefit from this Agreement and the relationship established herein.

                                    Recitals
WHEREAS, Ameritech is engaged in providing telecommunications products and services and desires to appoint distributors to market and sell its Products (as hereafter defined);

WHEREAS, AD represents and warrants that it is qualified to market and sell Ameritech's Products and has sufficient knowledge of Ameritech's products to do so;

         NOW, THEREFORE, in consideration of the covenants set forth herein, the parties agree as follows:


                                    ARTICLE 1
              APPOINTMENT OF DISTRIBUTORSHIP and AD REPRESENTATION

         Section  1.1.......Grant.  Subject to the terms and  conditions of this
Agreement, AD is hereby appointed as an authorized distributor of Ameritech Products (as hereinafter defined) in the geographic Territory (as hereinafter defined). For purposes of this Agreement, the activities of marketing, promoting and selling Products, and the servicing of customer accounts pursuant to the terms of this Agreement shall collectively be referred to herein as "Distribute" or "Distribution". AD's right to Distribute is limited to the Distribution of Products which are expressly defined as "Products" under Exhibit B, and in the "Territory" under Exhibit A, both Exhibits hereby incorporated by reference herein as modified from time-to-time. "Territory " for purposes of this Agreement means collectively the geographic area, area codes and Ameritech business units which are specified on Exhibit A.

         Section  1.2.......Non-exclusive.  Nothing  contained  herein  shall be construed to prohibit Ameritech from selling or servicing any of Ameritech's Products or other products and services in the Territory. In addition, Ameritech reserves the right to appoint others to Distribute its products and services in the Territory, and to send its own or third party technical or sales personnel to any place inside or outside the Territory to assist its distributors or independent sales representatives in contacting customers (potential or otherwise), servicing accounts, soliciting business, or promoting the sale of its products and services.



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         Section 1.3.......Parties'  Relationship.  The parties' relationship is set forth under Article 8 of this Agreement. AD shall not use any sales person to perform on its behalf hereunder unless said sales person has been registered by Ameritech as qualified to Distribute its Product. Ameritech reserves the right to set minimum qualification levels for sales personnel at its sole discretion and Ameritech will notify AD in writing of all such qualifications.

         Section  1.4.......No  Authority to Bind. AD shall have no authority to bind Ameritech by contract or otherwise, or make representations as to policies or procedures of Ameritech other than as specifically and expressly authorized by this Agreement.

         Section  1.5.......Third  Parties and  Sub-Distributors.  The AD hereby acknowledges and agrees that Ameritech has the sole and exclusive right to appoint and authorize others to function and represent themselves as Ameritech Authorized Distributors or Authorized Sales Representatives. The AD shall not delegate its appointment or in any way authorize anyone to distribute or represent themselves as an agent of Ameritech or as an Ameritech Authorized Distributor or as an Ameritech Authorized Sales Representative. In the event AD utilizes independent sales representatives to perform on AD's behalf hereunder, such sales representatives must at all times represent themselves as sales representatives of AD and not as Authorized Distributors of Ameritech. Ameritech shall not be liable to pay any fees or compensation to any independent sales representative acting on behalf of AD, or to pay any other party, including, but not limited to the AD, for sales generated by any unauthorized representative.

         In addition, processing orders for unauthorized or unregistered individuals shall be deemed a material breach of this Agreement, and in such a case Ameritech may terminate this Agreement immediately for cause, and pursue all other rights or remedies it may have in law or equity.

         Section 1.6.......AD  Responsibility.  AD shall be held responsible for the actions or omissions of each sales representative acting on its behalf, whether the sales representative is an employee, agent or independent sales representative of AD. The AD shall require that its employees, agents, contractors and representatives comply with the requirements of this Agreement to the same extent as the AD has agreed to comply, including without limitation, the obligations hereunder regarding Ameritech's logo and other marks (See
Article 10), and the ownership and  confidentiality  of information (See Article
11).

         Section  1.7.......House  Accounts.  Ameritech  reserves  the  right to identify certain accounts as "House Accounts", and AD is not authorized to, and shall not Distribute Products to such accounts. A list of House Accounts is set forth under Exhibit F of this Agreement, incorporated by reference herein, and Ameritech, at its sole discretion, may modify Exhibit F from time-to-time via the "ameritechdealer.com" web site and bulletin board, and each modification will be deemed incorporated herein as if originally set forth herein, and the modification shall be effective on the date the modification is posted on the web site and bulletin board.

         a) In the event Ameritech newly designates an account as a House Account, AD will have ninety (90) days from the date of such designation to close all pending sales activity, and AD will be paid commission for sales made to that account within said ninety (90) day period. To be eligible for this exception to the House Account rule, AD must notify Ameritech in writing within three (3) business days of the new designation by Ameritech that AD has pending






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sales  activity on that  account.  The writing  must  include the account  name, telephone number, the Product(s) being marketed, and the current stage of the sale. AD will not be awarded commission under this subsection on any sale made to a House Account after ninety (90) days from the date the account is so designated.

         Section  1.8.......Retail  Business Customers;  Retail Business Prices.
The parties hereto acknowledge and agree that this Agreement is for the purpose of Distribution of Products to Ameritech's retail business customers at prices and rates Ameritech deems as its retail prices or rate for sales to business customers. For purposes of this Agreement "retail customer" shall be determined by Ameritech in its sole discretion. Unless an exception applies, if an account is "marked' by Ameritech according to its practices and procedures as assigned to Ameritech's general business services or custom business services divisions, the account is deemed to be a retail business customer by Ameritech.

         Section  1.9.......End  User of Product.  In no event is AD granted the right or authority under this Agreement to distribute Products to anyone whom the AD knows, or should have known, at the time of sale or within two (2) years thereafter, is: a) not the end user of the Product; b) subscribing to the Product for the purpose of reselling it to retail customers; or, c) is not designated by Ameritech GBS as a "retail" customer of Ameritech.

         Section 1.10......Reseller of Ameritech Products. AD is prohibited from acting as a reseller of Ameritech products and services as that term is defined under applicable law or as it is used in the telecommunications industry, or acting on behalf of a reseller of Ameritech products and services.

         Section 1.11......Sole  Agreement.  Ameritech utilizes various channels to Distribute Product to its retail business customers, and Ameritech's strategy prohibits cross-over appointments between its channels. Therefore, AD is prohibited from acting as an Ameritech Enhanced Service Provider, an Authorized Video Sales Representative or to enter into any other Distribution agreement with Ameritech under which an appointment to market or sell landline Products to Ameritech's retail customers is granted.

         Section   1.12......Accepts   Appointment.   AD  hereby   accepts   the
appointment granted above and agrees to comply with the terms and conditions of the appointment as set forth in this Agreement.


                                    ARTICLE 2
                                    TERRITORY

         Section   2.1.......Geographic   Territory.   The  AD's   non-exclusive
geographic Territory is set forth in Exhibit A, which is incorporated by reference herein. During the term of this Agreement, Territory may be expanded or contracted provided the change is in writing and signed and dated by both parties. In some cases, expansion of Territory will be deemed by Ameritech to constitute an addition of a Branch Location, and the conditions set forth in
Section 2.3 below will apply.

         Section  2.2.......Out-of-Territory  Sale.  Ameritech  and AD  may,  in
certain cases, agree that AD will have the right to Distribute Product to an individual customer outside the Territory. Such arrangement must be in writing, and signed and dated by Ameritech prior to any sale, and the writing must include, at a minimum, where and to whom the sale will be made, and the commission payment, if any, which will apply to any sale made pursuant to that agreement. No commission will be paid without such a writing.



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


         Section 2.3.......Branch Locations. At all times during this Agreement,
AD must maintain in the Territory a physical presence and a formal place of business from which it carries out its Distribution activities. If AD desires to Distribute Products outside the Territory or if AD desires to add an additional business location within the Territory, AD must receive prior written approval from Ameritech, and said location(s) may be considered "Branch Locations" for purposes of this Agreement.
         Ameritech's approval of any Branch Location may be conditioned, at its sole discretion, on one or more of the following:

         (a) AD enters into a separate Distribution Agreement with Ameritech whereby Ameritech makes a separate grant of appointment in the new Territory;
         (b) AD's annual sales objective level under this Agreement is modified by Ameritech to recognize the opportunities in the new Territory(ies);
         (c)  AD establishing a physical presence in the new geographic area;
         (d) AD submits to Ameritech satisfactory written documentation regarding the AD's proposed activities and objectives for the marketing and sales of the Products as a result of the Branch Location. Said documentation will be deemed satisfactory at Ameritech's sole discretion. This factor is to ensure that expansion by the AD will not adversely affect the market coverage Ameritech expects in the Territory then assigned to AD; and,
         (e) Ameritech reserves the right to base its approval on other relevant business factors which are particular to the AD's request for a branch location.

         Section   2.4.......Material   Breach.  Any  violation  by  AD  of  the
provisions and conditions of this Article 2 will constitute a material breach, and Ameritech may terminate this Agreement immediately for cause.


                                    ARTICLE 3
                                   EXCLUSIVITY

         Ameritech values its customer relationships, and, as provided elsewhere in this Agreement, intends to share with AD Ameritech Confidential Information regarding its customers and customer relationships, including, but not limited to, business and product plans, customer relationship information and other sensitive customer data. In the event Ameritech knows or has a reasonable belief that the AD is marketing, selling or in some way promoting the sale and customer use of intraLATA telecommunications services, or Prepaid Phone Card, or audio conferencing and bridging services, or any product or service which is competitive with a Product, and unless such activity is expressly provided for elsewhere in this Agreement, Ameritech may terminate this Agreement for cause immediately. Ameritech's right to terminate under this Article is in addition to any other right or remedy it may have at law or equity.





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

                                    ARTICLE 4
                              TERM and TERMINATION

         Section 4.1.......Term.  This agreement commences on January 1, 1999 or upon full execution by both parties, whichever is later. This Agreement will expire on January 1, 2002 ("Initial Term") unless terminated earlier pursuant to terms of this Agreement. This Agreement will automatically renew for a subsequent one (1) year term ("Renewal Term") unless one of the parties elects not to renew, and provides written notice to the other party no later than ninety (90) days prior to the expiration of the Initial Term.

         If a party exercises this right not to renew, the Agreement will expire naturally at the end of the Initial Term, and all rights and obligations of the parties cease on the expiration date.

         Section 4.2.......Termination.

         a) This Agreement may be terminated by Ameritech in whole or in part without cause and for convenience upon thirty (30) days written Notice to the AD;
         b) This  Agreement  may be  terminated by AD for any reason upon thirty
(30) days written Notice to Ameritech;
         c) This Agreement may be terminated immediately where expressly provided for elsewhere in this Agreement. In such cases, Ameritech will notify the AD in writing, and the termination shall be for cause, and the effective date of the termination shall be the date of notice;
         d) This Agreement may be terminated by Ameritech for cause in the event of unsatisfactory performance including, but not limited to, unsatisfactory sales performance or violation of Section 5.4 of this agreement on the part of the AD. Ameritech will provide written notice to AD of unsatisfactory performance, and such notice will provide the period of time available to the AD to cure the unsatisfactory performance. If AD does not cure in the specified time, the AD will be given written notice of its termination for cause; and,
         e) Notwithstanding the foregoing Sections in this Article, it is agreed that Ameritech may terminate this Agreement immediately without Notice in the event of:
                  (i)      an assignment by the AD for the benefit of creditors;
                  (ii) the institution of voluntary or involuntary proceedings against the Authorized Distributor in bankruptcy, or under any other insolvency  or similar  law which is not  dismissed  within  sixty (60)
         days;
                  (iii)    the dissolution of the Authorized Distributor;
                  (iv) an attempted assignment of this Agreement by the Authorized Distributor without Ameritech's prior written consent as required under Article 16 of this Agreement;
                  (v) Ameritech becomes aware of a sale, transfer or relinquishment of a substantial interest in the ownership of AD, or a substantial change in management of the AD;
                  (vi) a Seriously Delinquent status on any AD landline or PrePaid Product account with Ameritech which is not cured by AD upon notice of the Seriously Delinquent, and which cannot be cured through set-off provided for under this Agreement. "Seriously Delinquent" is determined solely by Ameritech at its discretion but in no event will a delinquency of less than ninety (90) days be considered a "Seriously Delinquent";
                  (vii) submission to Ameritech by the AD, its employee, representative, agent or contractor of any false or fraudulent reports or statements including, but not limited to, any false or fraudulent claims for credits or reimbursements under the "Co-op", "5 Star" or other similar Ameritech incentive programs; or,




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                  (viii)  submission  by AD, its  representative,  contractor or agent of a sales agreement or sales order or any other document which is subsequently found to contain forged customer signatures or the customer denies any knowledge of placing an order with AD.
                  (ix) AD violates in any way the terms or limitations of its appointments as set forth under Article 1, or violates in any way AD's obligations and duties under Article 5.

         Section 4.3.......Upon Termination.

         (a) Upon expiration or termination of this Agreement, AD shall no longer be an Authorized Distributor of Ameritech's Products and AD must not represent itself as such to others;
         (b) Upon expiration or termination of this Agreement, AD agrees to provide to Ameritech a detailed report of all work in progress under this Agreement within three (3) business days from the termination or expiration of this Agreement, including, without limitation, pending sales and installations;
         (c) Upon expiration or termination of this Agreement, AD shall remove and return to Ameritech any material, including, without limitation, manuals, catalogues, brochures, advertising copy, and training materials, or destroy such materials at Ameritech's sole option;
         (d) Upon expiration or termination of this Agreement, the AD shall remove and discontinue the use of any sign or any other designation containing any of Ameritech's logos, trademarks or trade names, including, without limitation, the designation of "Ameritech Authorized Distributor" or "Ameritech Authorized 5-Star Distributor". Should such trademarks or trade names be printed on any of the AD's business cards, letterhead or other written documents, the written documents shall promptly be destroyed, and AD must reprint the materials so as to remove any such trademarks or trade names of Ameritech;
         (e) Upon expiration or termination of this Agreement, AD hereby has the duty to notify all publishers and others who may identify, list or publish AD's identity or name as a marketer, promoter or supporter of Ameritech Products that such identification or publication is prohibited as of the date this Agreement is terminated. For purposes of this Agreement, Publishers means, but is not limited to, the publisher of telephone directories, yellow pages, association directories, or membership rolls; and,
         (f) Certain Exhibits and Attachments set forth terms which apply upon termination of this Agreement, and AD and Ameritech hereby acknowledge their agreement to those terms.

         Section 4.4.......Account Transfer. Upon termination of this Agreement,
Ameritech, at its sole discretion, will designate itself or another AD to act as successor to AD in providing Ameritech Products to customers "in progress" at the time of termination, and to service those customers who subscribed to Products through AD when this Agreement was in effect.

         Section  4.5.......Commissions  Upon  Termination.  Upon termination of this Agreement, Exhibit C governs the treatment of commissions, including, without limitation, residuals which may apply to AD sales made during the term of this Agreement.


                                    ARTICLE 5
                          AUTHORIZED DISTRIBUTOR DUTIES

         Section  5.1.......Standard  of  Conduct.  The AD  agrees  to  promote, encourage and increase the sales to, and acceptance by customers of the Products within the Territory. AD will fulfill this duty in a professional and diligent manner. AD agrees that Ameritech's business reputation is one of its most






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valuable assets. In performing its duties under this Agreement, AD shall observe the highest standard of integrity and fair dealing with members of the public. AD shall do nothing which would tend to discredit, dishonor, reflect adversely upon or in any manner injure the reputation of Ameritech.

         Section 5.2.......Application. AD must complete and sign an application form and return it to Ameritech for acceptance. Ameritech hereby acknowledges that an application may have already been submitted by AD, and the parties agree that any prior applications are hereby superceded and replaced by the one which is submitted pursuant to this Section. Ameritech will review and accept the application according to its standard practice, and Ameritech will not countersign this Agreement unless and until an application is accepted by Ameritech.

         Section  5.3.......Sales  Achievement.  The AD  shall  satisfy  minimum monthly, quarterly and annual sales performance requirements as set forth on the document titled "AD Annual Objective Sheet and Tier Multiplier" effective January 1, 1999, which has been signed by each party and which is incorporated by reference herein and which may be modified or amended during the term of this Agreement upon thirty (30) days written notice by Ameritech to AD, and each such modification or amendment shall be deemed to have been included as if originally set forth under Attachment 1.

         Section  5.4.......Compliance.  The  Distributor  shall comply with all
Ameritech policies, procedures and practices. This includes, but is not limited to: practices and procedures regarding order and subscriber agreement processing; accuracy of submitted orders and agreements; Product methods and procedures; advertising placement and quality rules; commission submission, payment and inquiry guidelines; Ameritech Identity Guidelines; and, Ameritech Authorized Distributor Policies and Practices. Notwithstanding the foregoing, AD, its employees, agents and representatives must comply with all rules, limitations, procedures and policies related to Ameritech's sales incentive programs such as 5-Star and Co-Op.

         Section  5.5.......Code of Business Conduct.  AD understands and agrees that any violation of the Ameritech Code of Business Conduct by AD's employees, representatives, contractors or agents will be considered by Ameritech a violation of this duty by the AD.

         Section  5.6.......Inquiries,  Quotations  and Customer  Relations.  AD
shall promptly transmit any customer inquiries regarding any matter related to Ameritech or its Products to Ameritech in a manner prescribed by Ameritech.

         Section 5.7.......Customer  Information. AD agrees to make available to
Ameritech the names and addresses of all purchasers of Ameritech Products through AD, and AD agrees that such information is Confidential Information of Ameritech. The use and disclosure of Ameritech Confidential Information is governed by the restrictions set forth under Article 11 of this Agreement.

         Section  5.8.......Financial  Statements. AD shall furnish to Ameritech such financial statements as may be reasonably requested by Ameritech's credit manager for Ameritech's confidential use in evaluating the AD's ongoing participation in the AD Program.

         Section 5.9.......Indemnity.  AD agrees to indemnify and hold Ameritech harmless from any claims or losses, including attorneys' fees and expenses, which arise out of any act or omission of the AD, its employees, agents, representatives, or contractors, in connection with or related to the AD's






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marketing,  promotion,  or demonstration of Ameritech's products or services. In addition, and not in derogation of the foregoing, AD agrees to indemnify and hold Ameritech harmless from any claim or loss (including attorneys' fees and expenses) which arise or is in connection with any statements (whether oral or written) made with respect to the Ameritech's products or services, and from any claim or loss which arises from or in connection with any representation or warranty given, or allegedly given, by AD regarding Ameritech's products or services, or regarding AD's right to market and sell Ameritech's products and services, whether such representation or warranty is oral or written, express or implied.

         In addition to, and not in derogation of the above, AD agrees to indemnify, defend and hold Ameritech free and harmless from any loss, damage, liability, cost or expense, including legal fees and expenses, for which Ameritech becomes liable by reason of acts or omissions of AD, its employees, agents, representatives and contractors during the course of their performance hereunder, except to the extent that such act or omission was the result of Ameritech's gross negligence.

         Section 5.10......C.P.N.I. AD must comply at all times with Ameritech's policies on the use of information deemed by Ameritech to be Customer Proprietary Network Information ("CPNI") under the Telecommunications Act of 1996.

         Section  5.11......Duty.  AD assumes full  responsibility and liability for the acts of its employees, agents, contractors and representatives, and for their supervision, daily direction and control. AD shall require compliance with the duties and obligations of this Agreement to the extent those duties or obligations apply to the acts of the employee, agent, contractor or representative.

         Section  5.12......Insurance.  AD will at all time  during  the term of this Agreement, at AD's sole expense, maintain insurance which is appropriate in type and amount for its performance hereunder, including, but not limited to, automobile insurance and comprehensive liability insurance against claims for bodily and personal injury, death, property damage and all other harm caused by or occurring in connection with AD's, its employees', representatives' and agents' actions, omissions or misrepresentations. Upon request of Ameritech, AD will furnish proof which is satisfactory to Ameritech that insurance coverage required under this Agreement is in effect. Ameritech reserves the right to deem in its sole discretion whether or not the insurance is "appropriate in type and amount".


                                    ARTICLE 6
                               AMERITECH'S DUTIES

         Section  6.1.......Sales  Materials.  Ameritech shall from time-to-time furnish catalogues, brochures, pamphlets, promotional and other materials pertaining Products to assist AD in promoting and developing the sale and acceptance of the products and services in the Territory. AD may request additional sales materials, Ameritech will furnish them, and a charge may sometimes apply.

         Section  6.2.......Duty to Promote.  Ameritech agrees to use reasonable efforts to promote, encourage and increase the marketing efforts of its Products through advertising and other marketing initiatives.

         Section   6.3.......Payment   of   Commissions.   Ameritech  shall  pay
commissions to AD pursuant to the terms, conditions and schedule set forth under Exhibit C.

         Section 6.4.......AD Incentive Programs.

         (a) Ameritech will provide Co-Operative advertising funds under its "Ameritech Authorized Distributor Co-Op Program" ("Co-Op"). The terms, conditions, limitations and obligations of the parties under the Co-Op program are set forth in the document titled, "The Co-Op and 5-Star Program" dated January, 1999 set forth under Exhibit D hereto, which is incorporated by reference herein. Notice of any modification to the Co-Op program will be made via the "ameritechdealer.com" web site and bulletin board, and each modification will be deemed incorporated herein under Exhibit D as if originally set forth therein in its entirety. The modification will be effective the date it is posted by Ameritech on the web site bulletin board. Modification means any change to the Co-Op program, up to and including discontinuing all or part of the program.

         (b) Partners in Excellence. Ameritech will make available to AD an incentive program which will allow the AD, at its election and discretion, to qualify as an "Ameritech 5-Star Distributor", and become eligible for the benefits associated with that status. On an annual basis Ameritech will provide AD with the criteria for the "Partner's in Excellence" program ("PIE"), which is the criteria which will be used to determine if the AD qualifies as an "Ameritech 5-Star Authorized Distributor" ("5-Star"). If qualified under PIE, AD may indicate to others its status as a "5-Star" AD, and will receive benefits associated with the 5-Star status.


                                    ARTICLE 7
                              SALES AND COMMISSION

         Section  7.1.......Exhibit C - Commissions.  Ameritech agrees to pay AD commission pursuant to Exhibit C hereto, incorporated by reference herein, as may be amended from time-to-time. Commissions are earned by AD at the time of payment by Ameritech. Ameritech's commission payment procedures and practices are governed by Ameritech AD commission practices and procedures which are established by Ameritech in its sole discretion, and may be modified by Ameritech at any time for any reason, including, but not limited to, more efficient handling of payment inquiries and tracking.

         Section   7.2.......Sales   Within   Territory.   Ameritech  shall  pay
commission to AD on sales within the Territory for all Products and will pay commission for sales out of Territory only if AD has received prior written consent from Ameritech for such treatment. Sales outside of the Objective Territory (hereinafter defined) are treated differently from those within the Objective Territory for purposes of commission, as further described under Exhibit C.

         Section  7.3.......End  Users. As provided elsewhere in this Agreement,
AD is prohibited from selling Product to a purchaser the AD knows or should know is not, or will not be in the future, the end user of the Product, therefore, Ameritech will not pay commission on such a sale. Nonpayment of commission is in addition to any right or remedy Ameritech may have available in law or in equity for violation of this Section.

         Section  7.4.......Retail  Business Customers. As provided elsewhere in this Agreement, the purpose of this Agreement is to benefit each party from the sale of Product to the retail business customers of Ameritech at retail business prices. Therefore, Ameritech will not pay commission on any product sold to a customer who is not designated as a retail business customer by Ameritech, or which is sold at a rate or price which is not deemed by Ameritech to be a retail price. Nonpayment of commission under this subsection is in addition to any right or remedy Ameritech may have available in law or in equity for a violation of this Section.

         Section 7.5.......Special Arrangements. Ameritech acknowledges that the dynamics of the telecommunications industry and the retail business customer market may result in specialized sales. AD may request unique commission handling for a specialized sale, and Ameritech reserves the right in its sole discretion to accept or reject the AD's request, to set the commission payment the AD will receive if the sale is finalized, and establish the payment schedule which will apply to such a payment. The decision by Ameritech on a specialized arrangement is final and not appealable. To be eligible for unique commission handling, Ameritech must consent in writing to the special arrangement prior to the close of the sale. No exceptions will apply to this condition.

         Section  7.6.......Commission  Values.  Ameritech is solely responsible for the determination and calculation of the commission to be paid on an individual sale, and Ameritech's commission award to AD, absent arithmetic errors, is final and not appealable. Ameritech reserves the right to pay a commission amount different from that which is set forth under Exhibit C, provided that modification is reasonable, and Ameritech reserves the right to establish a payment schedule for such a commission award.

         Section  7.7.......Partnering.  Ameritech  does not  discourage its ADs from working together or with other Ameritech direct sales representatives on a specific sale if it is in the best interest of Ameritech, provided Ameritech is notified and approves of such partnering prior to any customer sales proposal.
In the event of such approved partnering arrangements, Ameritech reserves the right to establish a commission payment value and payment schedule for such a sale without invalidating any part of this Agreement, and such arrangement shall not be considered as establishing a precedent. Ameritech in its sole discretion shall establish the value and commission payment percentages due to each of the sale partners.

         Section  7.8.......No  Authority  to Bind.  AD has no authority to bind
Ameritech, and all orders, subscriber agreements and customer contracts are subject to acceptance by Ameritech in the manner prescribed by Ameritech.
Therefore, AD shall not be paid commission on any sale or order until the subscriber agreement or order is accepted by Ameritech under the then-in-effect acceptance procedures. Ameritech's acceptance will not be unreasonably withheld or delayed. Ameritech as the Product supplier has the right to refuse any customer order for any reason Ameritech deems sufficient, and AD shall not be entitled to any commission on any order so refused.

         Section 7.9.......Discrepancy of Commission Due and Audit. In the event of a discrepancy between the sales reflected on the Ameritech generated AD commission report and the sales which AD claims were approved and processed by Ameritech, AD may request an audit of Ameritech's commission records. The AD may employ such assistance as it deems desirable to conduct the audit, but may not use the assistance of: (i) a person or an entity that competes or whose employer competes with Ameritech; (ii) that is the principal outside auditor of a competitor of Ameritech (unless such auditor is also the AD's principal outside auditor); or, (iii) is someone to whom Ameritech reasonably objects to performing any such audit. AD shall cause any person or firm retained for this purpose to execute a non-disclosure agreement in favor of Ameritech.

         If the audit reveals that Ameritech made an error in its favor which totals twenty-five percent (25%) or more of the AD's year to date commissions, as determined by the most current Ameritech commission report, Ameritech will bear the expense of the audit, provided that AD submits evidence of actual expense.


                                    ARTICLE 8
                            THE PARTIES' RELATIONSHIP

         Section  8.1.......Independent  Representative.  The parties agree that the relationship arising from this Agreement is that of Product supplier and independent sales representative, and the relationship arising from this Agreement does not constitute or create an agency, joint venture, partnership, an employee relationship or franchise between them. AD has no authority to bind Ameritech in contract or otherwise, or to make representations as to the policies or procedures of Ameritech other than as expressly authorized by Ameritech. AD acknowledges and agrees that it is an independent business with respect to its performance under this Agreement.

         Section 8.2.......Identification.  The AD is and must at all times hold itself out to be an independent business authorized to act as an authorized distributor with respect to the Products. Unless expressly and specifically authorized by Ameritech in writing, AD shall not make any promise, warranty or representation on Ameritech's behalf with respect to the Products, or any other matter.

         Section 8.3.......No Fee. AD acknowledges that it has awarded no fee to
Ameritech in connection with the appointment made by Ameritech under this Agreement.

         Section 8.4.......Employees. AD, its employees, agents, representatives and contractors are not and will not be, and shall not be deemed to be, employees or joint employees of Ameritech, its parent or its affiliates, and shall at no time be eligible for or apply for eligibility for any insurance or other benefit available to an employee of Ameritech Corporation, its subsidiaries or affiliates. Ameritech is not and will not be responsible for worker's compensation, disability benefits, unemployment insurance, withholding taxes, social security or any other taxes or benefits for AD, its employees, agents, representatives and contractors. AD is and shall be responsible for all federal, state, and local taxes applicable to it, and hereby agrees to indemnify and hold Ameritech harmless from any claim or liability therefrom.


                                    ARTICLE 9
                            FACILITIES AND MATERIALS

         AD hereby represents and warrants that it has adequate facilities, equipment, means of transportation, sales force, distribution capabilities, and business office and clerical staff necessary to perform the services and activities required by this Agreement. Ameritech reserves the right to obtain access to AD's facilities for the purpose of examining the adequacy of the facilities and materials. Such access will be granted by AD provided it is during AD's regular business hours. AD also represents that none of the above items have been specifically acquired or obtained for the performance of this Agreement.

                                   ARTICLE 10
                           TRADEMARKS AND TRADE NAMES

         Section  10.1......Limited,  Non-exclusive  License.  Ameritech  hereby grants to AD a limited, non-exclusive, non-transferable, non-sublicenseable, royalty-free right to use the AMERITECH trade names, trademarks, and service marks, (hereinafter, "the Marks") in the Territory in accordance with AD's performance hereunder. This license is conditioned on AD's complete compliance with Ameritech's policies, practices and procedures for use of the Marks, and Ameritech's Identity Guidelines, both which are provided to AD by Ameritech. In addition, the AD must comply with all applicable governmental regulations with respect to the Marks. Ameritech reserves the right to inspect, observe, review and in any way audit the AD's use of the Marks at any time during the term of this Agreement, and, if requested by Ameritech, such review or audit shall take place on AD's premises, and AD grants Ameritech access to conduct such review during AD's normal business hours.

         AD shall not use, and is prohibited from adopting any of the Marks, or any part of any of the Marks as an Internet domain name, and shall not register, or seek to register any name or mark anywhere in the world which is identical or confusingly similar to any Mark, or so similar thereto as to constitute a colorable imitation thereof or to suggest some association, sponsorship, or endorsement by Ameritech.

         Section  10.2......Ameritech's  Rights  in  Marks.  AD will not  alter, modify, dilute or misuse the Marks, bring them into disrepute or challenge Ameritech's rights in them. AD shall cooperate with Ameritech as may be reasonably necessary for Ameritech to protect, prosecute or defend its rights with respect to the Marks.

         Section 10.3......Layout Limitations. AD's right to use the designation of "Ameritech Authorized Distributor" or "Ameritech Authorized 5-Star Distributor" is limited to the layout and design guidelines which are set forth in Ameritech's Identity Guidelines. Any use of that designation which is not in complete compliance with the use requirements and guidelines under Exhibit D will be considered a material breach of this Agreement, and Ameritech may terminate this Agreement upon Notice if AD does not cure the breach immediately and to the satisfaction of Ameritech. Such termination is in addition to any other right or remedy Ameritech may have available to it at law or equity.

         Section  10.4......Ameritech  Consent Required. AD will not combine the
Marks with any other marks, names, or symbols without Ameritech's prior written consent. The AD shall refrain from using any name, trademark, trade name, logo, slogan, label, title or insignia, or one confusingly similar thereto, now or hereafter owned adopted or used by Ameritech (whether registered or unregistered) in any manner, or any medium, or for any other reason than that approved by Ameritech, and shall refrain from any use in any geographic area outside of the Territory.

         Section   10.5......Substantial   Value.  AD  hereby  acknowledges  the
substantial value of the Marks and the goodwill associated therewith, and acknowledges that such goodwill is a property right belonging to Ameritech. AD recognizes that Ameritech is the owner of the Marks, and that nothing contained in this Agreement is intended as an assignment or grant to the AD of any right, title, or interest in or to the Marks. AD shall not do anything which is inconsistent with Ameritech's ownership of the Marks, and all use of the Marks by AD shall inure to the benefit of and be on behalf of Ameritech. AD hereby acknowledges and agrees that its use of the Marks is limited to purposes which are necessary for its performance hereunder.

         Section 10.6......Reproduction. AD agrees that accurate reproduction of the Marks is uppermost. Prior to use, AD must provide Ameritech with approval samples of all advertising, business cards, letterhead and any other materials which bear Marks. Ameritech will attempt to answer promptly; if Ameritech does not respond within sixty (60) days of receipt of such materials (except advertising), they will be deemed not approved. With respect to advertising, if Ameritech does not respond within thirty (30) days, the advertising will be considered approved. AD is prohibited from modifying or changing any such approved material without first obtaining written approval.

         Section  10.7......Discontinue  Use. Upon  expiration or termination of this Agreement, AD shall immediately discontinue use of any trademark, trade name, logo, slogan, label, title or insignia now or hereafter owned, adopted or used by Ameritech (whether registered or unregistered), and destroy all printed materials (including but not limited to business cards, letterhead, promotional and advertising materials, store signage, vehicle signage, and customer premises stickers and signage) bearing any of the Marks.

         Section  10.8......Indemnification.  Ameritech shall indemnify and hold
AD harmless from any and all damage or expense resulting from valid trademark infringement claims with respect to any of the Marks used by the AD pursuant to this Agreement, provided, however, that: (a) Ameritech is given notice within ten (10) days after the AD received notice of such claim or suit for infringement, together with full information with respect thereto, and complete control of the defense and any settlement thereof; and, (b) AD's use of the Mark(s) which gives rise to the claim is a permitted use in accordance with this Agreement.

         Section 10.9......No Other Rights. No other rights are granted to AD to use any trademarks, trade names, service marks or service names of Ameritech or its affiliates. Further, no licenses, warranties, or indemnifications, express or implied, under any patents, copyrights, or any trade secrets are granted to AD.

         Section 10.10.....Survival.  This Article 10 and all its Sections shall survive any termination or expiration of this Agreement.


                                   ARTICLE 11
                  OWNERSHIP OF INFORMATION AND CONFIDENTIALITY

         Section 11.1......Ameritech  Confidential Information. Any business and management information of Ameritech, its parent or its affiliates, including, but not limited to, reports, product specifications, pricing, product design, business plans, strategies and practices, marketing or technical information and data, and information regarding or related to customers, including, without limitation, customer segmentation strategies and placement, existing customer account information and history and potential targeted customers, and any material marked "confidential" or "proprietary" which is furnished or disclosed by Ameritech or its representative is collectively deemed "Ameritech Confidential Information". Ameritech Confidential Information of Ameritech is acknowledged herein by the parties to be a significant asset of Ameritech, and Ameritech will disclose its Confidential Information for AD to assist AD in its performance hereunder. Any Ameritech Confidential Information which is disclosed to AD or otherwise learned by AD during the term of this Agreement is deemed the exclusive property of Ameritech.

         In addition, sales information including, but not limited to, the terms and conditions of standard contracts, sales and operational methods, business acquisition plans; new personnel acquisition plans; and, other business affairs of Ameritech and any of its affiliates, are Ameritech "Confidential Information" and trade secrets.

         Section  11.2......Ten Years. During the term of this Agreement and for a period of ten (10) years thereafter Ameritech Confidential Information shall not be disclosed by AD to any person except officers and employees of the AD requiring the information to perform under this Agreement. In no event shall Ameritech Confidential Information or trade secrets be used for the benefit of the AD except in connection with performing under this Agreement.

         Section  11.3......Bound to the Same Extent as AD. The AD shall require all officers, employees, agents and representatives to whom that information is available or disclosed to by AD to agree to protect against disclosure to others of Ameritech Confidential Information to the same extent as the AD has agreed.

         Section  11.4......Liability.  The AD shall be liable to Ameritech  for damages caused by any breach of this provision or by any unauthorized disclosure of that Confidential Information and those materials by its officers, employees, representatives and agents.

         Section 11.5......AD Confidential Information. Ameritech agrees that it will protect the disclosure of AD Confidential Information to the same extent it protects its own Confidential Information. In no event is Ameritech authorized to disclose AD Confidential Information outside of Ameritech without prior written approval of AD.

         Section 11.6......Limitations. The obligations of this Article 11 shall not apply to Ameritech Confidential Information which is: (i) available to the public through no breach of this Agreement; (ii) is required by law or regulation to be disclosed, but only to the extent and for the purposes of such required disclosure; or, (iii) is disclosed in response to a valid order of a court or other governmental body of the United States with proper jurisdiction, but only to the extent of and for the purposes of such order and only if the AD first notifies Ameritech of the order and permits Ameritech to seek an appropriate protective order.

         Section  11.7......Ownership of Subscriber  Information.  To the extent allowed under law, all subscriber and customer information, which includes, but is not limited to: subscriber and customer lists; customer's use of products and services; subscriber billing and related information; and, subscriber and customer satisfaction information, all of which is collectively referred to herein as "Subscriber Information" is the exclusive property of Ameritech and is to be used by the AD only for purposes of this Agreement, and promptly returned to Ameritech upon termination or expiration of this Agreement. Subscriber Information is always Ameritech Confidential Information.

         Section 11.8......Terms of this Agreement.  The terms and conditions of this Agreement are Confidential Information of Ameritech and AD.

         Section 11.9......Survival.  This Article 11 and all its Sections shall survive the termination or expiration of this Agreement.


                                   ARTICLE 12
                                RIGHT TO SET-OFF

         Ameritech reserves the right to set-off commissions due to AD if any AD account with Ameritech is deemed by Ameritech to be "Seriously Delinquent" (defined hereinafter). Ameritech's set-off right is governed by Exhibit C,
Section 2.0. In the event set-off is not adequate for an AD's Seriously Delinquent accounts, Ameritech's right to terminate is governed by Section 4.2
(c).


                                   ARTICLE 13
                RIGHT TO AUDIT AND INSPECT DISTRIBUTOR'S RECORDS

         During the term of this Agreement and for one (1) year after termination or expiration of this Agreement, Ameritech reserves the right to obtain access to and examine fully the books, records and accounts of all transactions and activities covered by this Agreement upon reasonable notice to AD and during AD's regular business hours.


                                   ARTICLE 14
                            AGREEMENT NOT TO COMPETE

         Section 14.1......Protection of Ameritech's Customer Relationship.  The
parties agree with the Business Purpose of this Agreement which is stated above, and agree that the commitments of this Article 14 are necessary to maintain this mutual benefit. The parties agree that this Article 14 serves to protect Ameritech's legitimate business interest in protecting Ameritech's customer relationships and Ameritech's customer/subscriber information which is disclosed to AD solely for successful performance hereunder.

         Section  14.2......Term  of  Non-Compete.   During  the  term  of  this
Agreement and for a period of one (1) year thereafter, AD and individuals associated with AD will be privileged to a significant amount of Ameritech Confidential Information, therefore, AD and its principal(s) director(s), officer(s) and shareholder(s) (except those holding stock in the AD corporation whose stock is publicly traded and which is subject to the reporting requirements of the Securities Exchange Act of 1934 and then only to the extent of owning not more than ten percent (10%) of the issued and outstanding shares of such corporation), collectively and individually are bound by the terms of this Section.

         AD and any individual subject to this Section shall not assist or facilitate the sale or use by a customer of a product or service which is "competitive" to the Products. For purposes of this Section, "competitive to" shall mean that the product or service is of a similar type or serves the same purpose as the Product(s), or performs the same function as the Products, or provides the customer the same benefit as the Products covered by this Agreement. This shall mean that an individual subject to this Section shall not be employed by, serve as an agent for, or act as a representative or contractor for a company which sells, promotes or distributes the competitive products or services in the Territory.

         Section  14.3......Equitable  Relief.  The  AD,  its  shareholders  and officers, jointly and severally acknowledge and agree that the remedy at law for any breach, or threatened breach, of any of the provisions of Article 14 will be inadequate, and the AD and its shareholders jointly and severally agree that Ameritech shall be entitled to such equitable relief as may be available from any court of competent jurisdiction, and this right shall be in addition to any other rights or remedies it may have for any violation of these provisions.

         Section  14.4......Severability.  In the event any of the provisions of this Article 14 is determined by a court of competent jurisdiction to be in violation of applicable law for any reason whatsoever, then any such provision or part of a provision shall be deemed to be automatically amended so as to comply with applicable law, and not deemed void.

         Section 14.5......Survival.  This Article 14 and all its Sections shall survive the termination or expiration of this Agreement.


                                   ARTICLE 15
                                     NOTICE

         Section  15.1......Notice.  Unless Notice via  "ameritechdealer.com" is expressly identified as proper communication elsewhere in this Agreement, Notice or other communication given by one party to the other under this Agreement shall be deemed sufficient and proper if the Notice is in writing and is delivered personally, or is sent postage prepaid, first class U.S. Mail, or by overnight courier, and such Notice shall be deemed received by the other party:
a) three (3) days after the Notice is deposited with the U.S. Postal Service; or, b) the following business day if sent by overnight courier. Notice will also be deemed sufficient and proper if sent by facsimile provided the original notice is sent via postage prepaid, first class U.S. Mail the same day as the facsimile; if sent by facsimile Notice will be deemed received by the other party on the date and time shown on the original transmission confirmation sheet which is electronically generated by the facsimile machine at the time the transmission is completed. Notice must be directed as set forth below; each party reserves the right to change the direction of the Notice, and will do so through proper Notice to the other party.


     If to Ameritech                         If to AD
     Ameritech                               James Lowery
     225 W. Randolph, Floor                  Telecomm Industries
     Chicago, Illinois 60606                 1743 Quincy Street, Suite 143
     Attn:  Alternate Channels               Naperville, IL 60540
     Facsimile Number:  312-251-0633         Facsimile Number:_________________

                                   ARTICLE 16
                                   ASSIGNMENT


         Section 16.1......AD Assignment.  This Agreement may not be assigned by
AD without the prior written consent of Ameritech, and such consent will not be unreasonably denied or withheld. Any attempted assignment in violation of this Section shall be deemed void. In the event the proposed assignee is an existing Ameritech AD, Ameritech reserves the right to consent with conditions, including but not limited to, conditioning consent on acceptance by AD of Territory modifications or sales objective restructure.

         Section  16.2......Complying  Assignment.  In the event of a  complying assignment, this Agreement shall be binding upon and shall inure to the benefit of the party's respective assigns and successors.


                                   ARTICLE 17
                                  GENERAL TERMS

         Section  17.1......Governing  Law. This Agreement shall be governed and construed by the laws of the State of Illinois, as those laws apply to contracts which are executed and fully performed within that State.

         Section  17.2......Counterparts.  This  Agreement  shall be executed in counterparts and shall not be binding upon Ameritech until each counterpart is executed by Ameritech and AD. Each party will retain a document with original signature, and each fully executed counterpart will be considered an original Agreement.

         Section 17.3......Non-Waiver. All rights, remedies and relief available to Ameritech shall be exercised at Ameritech's sole option. The failure of Ameritech to enforce at any time any provision of this Agreement, or to exercise any option which is provided for herein, or the failure of Ameritech to require performance by the AD of any provision herein, shall in no way affect the validity of, or act as a waiver of this Agreement, or any part thereof or any right of Ameritech thereafter to enforce it.

         Section 17.4......Incorporation. All Recitals, Exhibits and Attachments
and Annexes are fully incorporated herein, and each modification or amendment thereto shall be deemed incorporated as if set forth originally therein. Ameritech reserves the right to modify, add to and amend this Agreement, including the Exhibits and Attachments hereto upon thirty (30) days written notice to AD, and the modification, addition or amendment will be effective on the thirtieth (30th) calendar day after the date the Notice is received by the AD without the requirement of acknowledgement or any other act by AD.

         Section 17.5......Entire  Agreement. This Agreement contains the entire agreement of the parties related to Ameritech's grant of rights as an Ameritech Authorized Distributor and AD's acceptance thereof, and cancels all prior agreements, understandings and representations, whether written or oral, express or implied, and all such prior agreements are hereby deemed terminated by mutual consent of the parties and all obligations under any such prior agreement are agreed by each party to be inoperable and unenforceable.

         Section  17.6......Section  Headings.  All article and section headings and captions used in this Agreement are for convenience or reference only and are not intended to define or limit the scope of any provisions in this Agreement.

         IN WITNESS WHEREOF, and intending to be legally bound, the undersigned authorized parties have duly executed this Agreement effective on the date.

Ameritech Information Systems, Inc.          Telecomm Industries, Inc.


By:_______________________________           By:______________________________
Signature:  /S/ Steve Mitchell               Signature:  /S/ James Lowery

Name Typed or Printed: Steve Mitchell        Name Typed or Printed: James Lowery

Title:  Director                             Title:  CEO

Date:  January 22, 1999                      Date:  December 30, 1998


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                                       18

                                                                       Exhibit A
                                                                       Territory
                               Exhibit A TERRITORY

         This is Exhibit A to the Authorized Distributor Agreement Between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

         AD is hereby granted the right to distribute in the Territory specified under this Exhibit. AD's right under the Agreement and this Exhibit is conditioned on full execution of the Agreement and the signature of both parties at the end of each Exhibit.

         Ameritech and AD agree that sales outside of the Territory are not encouraged and AD's authority to market, promote or sell Ameritech products to customers outside of the Territory requires prior written approval by Ameritech.

         STATE:

         AREA CODES*:








         If a business unit is not specifically listed below, sales by AD to customers classified by Ameritech as served by that business unit are considered "out of Territory" sales for purpose of this Agreement.**



*Any area code split will result in automatic inclusion of the new area codes unless AD is otherwise notified in writing by Ameritech.

         **Key           -   CBS means customers of the Custom Business Services
                             business  unit
                             GBS  means  customers  of  the  General
                             Business Services business unit



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                                       19

                                                                       Exhibit B
                                                                        Products
                               Exhibit B PRODUCTS

         This is Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

         AD is authorized to Distribute the Products specified under the Attachments only if the following conditions are satisfied: i) the above-referenced Agreement is fully executed by the parties; and, ii) all three product family Attachment pages of this Exhibit are fully executed by each party.

         Attachment 4 to this Exhibit specifies which Products retire AD's sales objective in a Product family. Sales of Products which do not retire the AD's objective are treated differently for purpose of commission, and such treatment is specified in Exhibit C.

         For convenience purposes only, each product family category is set forth under its own Attachment to this Exhibit, and each product or service in that product family category is itemized. AD and Ameritech will appropriately indicate which Products AD is authorized to Distribute, and will sign and date each product family Attachment.

         The products and services which are identified under the fully executed Exhibits herein together and collectively constitute the "Product" for purposes of the above referenced Agreement between Ameritech and AD.

The Attachments are:
     Attachment 1         Voice Network Products and Services
     Attachment 2         Standard Data Products and Services
     Attachment 3         Usage Products and Services
     Attachment 4         Objective Retirement Product List (by Product Family)





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                                       20

                                                         Exhibit B, Attachment 1
                                                          Voice Network Products

                ATTACHMENT 1: VOICE NETWORK PRODUCTS AND SERVICES

         This is incorporated as Attachment 1 to Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

                    Ameritech 1-800-CONFERENCE
                    Ameritech 9-1-1 Locator ID
                    Ameritech Caller ID
                    Ameritech Centrex Service (Includes ISDN Centrex) Ameritech Custom CallingServices
                    Ameritech Digital Transport Service-Enhanced (ADTS-E) Ameritech DSO(except Total Access Service)
                    Ameritech DS1 (except Total Access Service) Ameritech FeatureLink
                    Ameritech ISDN Direct Service
                    Ameritech ISDN Prime Service
                    Ameritech Linebacker
                    Ameritech Local Access Lines
                    Ameritech PBX Trunks
                    Ameritech Remote Call Forwarding
                    Ameritech SmartFax Connections
                    Ameritech VoiceMail



------------------------------       ---------------------------------------
Ameritech Signature                  AD Signature


------------------------------       ---------------------------------------
Date                                 Date




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                                       21

                                                         Exhibit B, Attachment 2
                                                          Standard Data Products

                ATTACHMENT 2: STANDARD DATA PRODUCTS AND SERVICES

         This is incorporated as Attachment 2 to Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.


     Ameritech  Analog Video  Service
     Ameritech  Asynchronous  Transfer Mode Service (ATM)
     Ameritech Broadcast Video Service
     Ameritech  Connectionless Broadband Data Service (CBDS)
     Ameritech Digital Transport Service - Enhanced (ADTS-E)
     Ameritech DSO (except Total Access  Service)
     Ameritech DS1 (except Total Access  Service)
     Ameritech DS3 (except Total Access  Service)
     Ameritech Fiber Distributed Data Interface Service (FDDI) Ameritech Fractional DS1 (384) (except Total Access Service) Ameritech Frame Relay Service (FRS)
     Ameritech  Host  Interconnection Service (AHIS)
     Ameritech Internet Access (Dedicated Access over Frame Relay or CBDS) Ameritech ISDN Direct Service
     Ameritech ISDN Prime Service
     Ameritech LAN Interconnect Service (ALIS)
     Ameritech Packet Switched Data Service
     Ameritech Reconfiguration Service (ARS)
     Ameritech Remote Office Access Manager (ROAM)
     Ameritech Synchronized Optical Network Service (SONET)



------------------------------      -----------------------------------
Ameritech Signature                 AD Signature


------------------------------      -----------------------------------
Date                                Date


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                                       22

                                                         Exhibit B, Attachment 3
                                                                  Usage Products

                    ATTACHMENT 3: USAGE PRODUCTS AND SERVICES

         This is incorporated as Attachment 3 to Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.


          Ameritech 1-800-CONFERENCE
          Ameritech 9-1-1 Locator ID
          Ameritech Caller ID
          Ameritech Custom Calling Services
          Ameritech Digital Transport Service - Enhanced (ADTS-E) Ameritech Linebacker
          Ameritech Local Access Lines
          Ameritech  PrePaid  Products
          Ameritech PBX Trunks
          Ameritech  Remote  Call  Forwarding
          Ameritech  SmartFax  Connections
          Ameritech ValueLink Product Family
          Ameritech Voice Mail



------------------------------      -----------------------------------
Ameritech Signature                 AD Signature


------------------------------      -----------------------------------
Date                                Date




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                                       23

                                                         Exhibit B, Attachment 4
                           Objective Retirement Product List (by Product Family)

       ATTACHMENT 4: OBJECTIVE RETIREMENT PRODUCT LIST (BY PRODUCT FAMILY)

         This is incorporated as Attachment 4 to Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

         The products and services identified in each Annex to this Attachment will or will not retire an AD's objective for the product family specified on the Annex as indicated in the column titled "Objective Retirement".



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                                       24

                  ANNEX 1: VOICE NETWORK PRODUCTS AND SERVICES
                              OBJECTIVE RETIREMENT

         This is incorporated as Annex 1 to Attachment 4 of Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

------------------------------------------------------ -----------------------

                 Eligible Products and Services          Objective Retirement

------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech 1-800-CONFERENCE                                         Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech 9-1-1 Locator ID                                         Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech Caller ID                                                Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech Centrex Service (Includes ISDN Centrex                   Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech Custom Calling Services                                  Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech Digital Transport Service-Enhanced (ADTS-E)              Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech DSO (except Total Access Service)                        No
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech DS1 (except Total Access Service)                        No
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech FeatureLink                                              Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech ISDN Direct Service                                      Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech ISDN Prime Service                                       Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech Linebacker                                               Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech Local Access Lines                                       Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech PBX Trunks                                               Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech Remote Call Forwarding                                   Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech SmartFax Connections                                     Yes
------------------------------------------------------ -----------------------
------------------------------------------------------ -----------------------
Ameritech Voice Mail                                               Yes
------------------------------------------------------ -----------------------



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                                       25

                                                         Exhibit B, Attachment 4
                                                                         Annex 2
                                                          Standard Data Products

                  ANNEX 2: STANDARD DATA PRODUCTS AND SERVICES
                              OBJECTIVE RETIREMENT

         This is incorporated as Annex 2 to Attachment 4 of Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

---------------------------------------------------------------- ------------
                                                                  Objective
                           Eligible Products and Services         Retirement

---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Analog Video Service                                       Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Asynchronous Transfer Mode Service (ATM)                   Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Broadcast Video Service                                    Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Connectionless Broadband Data Service (CBDS)               Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Digital Transport Service - Enhanced (ADTS-E)              Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech DSO (except Total Access Service)                          Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech DS1 (except Total Access Service)                          Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech DS3 (except Total Access Service)                          Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Fiber Distributed Data Interface Service (FDDI)            Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Fractional DS1 (384) (except Total Access Service)         Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Frame Relay Service (FRS)                                  Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Host Interconnection Service (AHIS)                        Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Internet Access
   (Dedicated Access over Frame Relay or CBDS)                       Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech ISDN Direct Service                                        Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech ISDN Prime Service                                         Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech LAN Interconnect Service (ALIS)                            Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Packet Switched Data Service                               Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Reconfiguration Service (ARS)                              Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Remote Office Access Manager (ROAM)                        Yes
---------------------------------------------------------------- ------------
---------------------------------------------------------------- ------------
Ameritech Synchronized Optical Network Service (SONET)               Yes
---------------------------------------------------------------- ------------


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                                       26

                                                         Exhibit B, Attachment 4
                                                                         Annex 3
                                                                  Usage Products

                      ANNEX 3: USAGE PRODUCTS AND SERVICES
                              OBJECTIVE RETIREMENT

         This is incorporated as Annex 3 to Attachment 4 of Exhibit B to the Authorized Distributor Agreement between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999.

---------------------------------------------------------- --------------------

                   Eligible Products and Services          Objective Retirement

---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech 1-800-CONFERENCE                                         Yes
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech 9-1-1 Locator ID                                          No
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech Caller ID                                                 No
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech Custom Calling Services                                   No
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech Digital Transport Service - Enhanced (ADTS-E)             No
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech Linebacker                                                No
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech Local Access Lines                                        No
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech PrePaid Products                                         Yes
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech PBX Trunks                                                No
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech Remote Call Forwarding                                    No
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech SmartFax Connections                                     Yes
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech ValueLink Product Family                                 Yes
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Ameritech Voice Mail                                                No
---------------------------------------------------------- --------------------



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                                       27

                                                                       Exhibit C
                                                                      Commission

                                                         Exhibit C COMMISSION

         This is incorporated as Exhibit C to the Authorized Distributor Agreement Between Ameritech and Telecomm Industries, Inc. ("AD") dated January 1, 1999 (hereinafter the "Agreement").

1.0      General

         1.1      Definitions

                  As used in this Agreement, the following definitions apply:

                  "AD of Record" shall mean the Authorized Distributor firm credited with the sale of a new or renewed Centrex System or PrePaid Products.

                  "Base Commission" shall mean the amount paid upfront to an AD for sales of Ameritech Products. The base commission may increase as an AD's objective increases relative to other ADs.

                  "Billable    Revenue"   shall   mean   those   Recurring   and
                  Non-Recurring charges which result from the customer service order(s) which result from the sale submitted by the AD.

                  "Completed Orders" shall mean a "completed" status in an Ameritech service ordering or billing systems.

                  "Contract Value" or "CV" shall mean the value of the Recurring and Non-Recurring revenue charges for each product which is used by Ameritech for purposes of establishing the value of a sale for commission purposes.

                  "Eligible Product" or "Product Eligibility" shall mean those Products the AD is authorized to promote, market and sell under this Agreement and which are identified fully under Exhibit B of the Agreement. AD is authorized to sell all the Products, but only sales of those Products for which AD has an annual sales objective will retire the AD's sales objective for that product family.

                  "Migration" occurs when a customer with an existing Ameritech Usage contract signs a new contract for a different Ameritech Usage product, and that product is deemed solely by Ameritech to be within the same product family as the replaced product.

                  "Netting" is applied to the sale of certain ValueLink products when existing products such as, but not limited to, centrex are already existing at that location of the customer.

                  "New" shall mean the sale of a Product to a customer who does not currently have that specific Product and Ameritech in its sole discretion will determine if customer currently has the Product. To retire an AD's objective in the applicable product family, the sale must be made in the AD's Objective Territory and must be an Eligible Product. In no event will a sale which is classified by Ameritech in its sole discretion as a Recast, a Renewal, a Renegotiation, a Migration or an Upgrade be considered a "New" sale for purposes of the Agreement.

                  "Non-Recurring Revenue" shall mean those one-time billed charges which are a result of a sale by AD.

                  "Objective Bonus" shall mean the amount paid as the Upfront Payment once an AD exceeds the sales volume thresholds, as those sales volumes are stated in dollars, and which are related to the AD's annual product family sales objective in each state. The amount of the Objective Bonus payment may increase over the term of this Agreement based upon the AD's objective relative to other ADs' objectives. The Objective Bonus payment shall apply only to New sales of Products which retire the objective for its product family in the Objective Territory.

                  "Objective Retirement" shall mean the process whereby New sales of Ameritech Products retire the objectives for the product family. In the event a Product retires AD's Objective as specified under Exhibit B, Attachment 4 in more than one product family, New sales of those products will retire the AD's objective in one, and only one, product family in the following order: (i) Data; (ii) Voice; and (iii) Usage. Sales of Products which do not retire objective (see Attachments to Exhibit B) are considered "Sales Without Objective Retirement" for purposes of this Agreement.

                  "Objective Revenue" shall mean that dollar amount which is considered the unit of measure to retire an AD's sales objective in a product family. Objective Retirement shall equal one month of the Recurring Revenue associated with the New sale of a Product.

                  "Objective Territory" shall mean a sales area or region which is a sub-set of AD's authorized Territory. Objective
                  Retirement is satisfied only by sales in AD's Objective Territory, and Ameritech in its sole discretion will establish and assign AD an "Objective Territory".

                  "Objective Tier ("Tier")" means that the AD has been assigned to Tier I, Tier II or Tier III for purposes of commission value calculation and Objective Retirement. Determining the Tier the AD is assigned is at the sole discretion of Ameritech.

                  "Partnering" means that the AD is not the sole sales entity in the sales effort with a particular customer, and AD markets Product(s) to a particular customer with another AD or Ameritech sales representative. AD must receive prior written approval by Ameritech for each Partnering effort, and commission will not be paid on sales which result from such efforts without the prior written consent of Ameritech. Ameritech reserves the right to set commission values for each partnering arrangement.

                  "Recast/Renewal/Renegotiation" collectively shall mean a sale of Data or Voice, or a sales which includes data and voice, and such sale is not classified as a New sale for purposes of Objective Retirement or Commission Payment purposes. For purposes of the Agreement, a sale will be deemed a Recast or a Renewal (whichever is appropriate) when a customer signs a new contract for a Product, and the customer already subscribes to the same Ameritech product or to an Ameritech product which is deemed solely by Ameritech to be similar to the Product covered under the new contract, and the new contract extends the customer's term commitment for the Product.

                  A sale will be deemed a Renegotiation when a customer enters into a new contract with Ameritech for a Product they already subscribe to, and the terms of the contract are substantially changed from the contract then-in-effect for that Product, and Ameritech determines, in its sole discretion that the sale is eligible for commission payment to the AD at the Renegotiation rate.

                  "Recurring Revenue" shall mean those monthly charges billed to the customer for Products as a result of a sale by AD.

                  "Residual Payment" shall mean the commission payment which is paid by Ameritech over time, and the time period for payment is established by Ameritech based on contract term or other factors relevant to the sale. Ameritech determines the amount and payment schedule in its sole discretion.

                  "Takeback" shall mean commission amounts which are forfeited or returned by the AD as a result of a customer discontinuing its subscription to the Product(s). In the event the Takeback is accomplished by the AD returning commissions already paid, Ameritech will debit the AD's future commission payments by the amount to be returned. If such a debit does not satisfy the Takeback amount, Ameritech may demand full payment from the AD immediately.

                  "Territory" is defined under Exhibit B of the Agreement and the rules governing payment of commission for sales made to customers outside the Territory are set forth in the Agreement.

                  "Upfront Commission Payment" shall mean that portion of the total commission paid to the AD upon Ameritech's verification that the order(s) associated with the sale are Completed Orders.

                  "Upgrade" means that a customer signs a contract for an Ameritech Product to which the customer already subscribes, or for a Product which Ameritech deems is similar to the Product the customer already subscribes to, and the new contract is for a term that extends the customer's contract term beyond the existing contract's expiration date, and the new contract includes a product commitment which is larger than that which is in effect at the time of the new contract.

                  "Winback Bonus" shall mean the incremental commission amount paid to AD because the sale of an Eligible Product is deemed solely by Ameritech to satisfy Ameritech's criteria to be classified as a "winback" sale as that term is understood in the telecommunications industry.

         1.2      Earned Date.   AD earns the commission on any sale at the time
                  the commission is paid by Ameritech.

         1.3 Commission Amount and Payment Schedules. The commission value and the time of payment for each sale is based upon a number of factors, first and foremost is the Product sold and the terms and conditions of this Agreement. To be eligible for commission on a specific sale, the AD must comply with all Ameritech practices and procedures, including, but not limited to, those related to the processing of sales and subscriber agreements by AD, and the accuracy of each submission by AD. Ameritech reserves the sole right to modify or change any or all of its practices and procedures related to the AD program, and will provide AD with a minimum of thirty (30) days prior written Notice of any modification which will affect the AD's own practices or procedures. Ameritech may elect to serve this Notice via the "ameritechdealer.com" web site and bulletin board, and the Notice will be considered given on the date the Notice is posted by Ameritech on the web site.

         1.4 Acceptance by Ameritech. Ameritech reserves the right to accept or reject any sale submitted by AD, and, accept or deny, in whole or in part, any request for commission for a specific sale. Ameritech in its sole discretion has the right to establish the reasonable commission value of any sale.

2.0      Commission Set Off

                  In the event of a "Seriously  Delinquent"  on any AD Ameritech account, including, but not limited to, Ameritech monthly billing statements for service and Ameritech invoices for CPE, Ameritech may, at its sole election, set off the amount of the delinquency by the amount owed to AD in future commissions, including, without limitations, Residual Payments. Ameritech's decision to set-off is final and not subject to appeal. In the event such set-off is necessary, Ameritech will notify AD in writing of its intent to set off, and AD's commission statement will reflect the set-off. In no event will Ameritech define "Seriously Delinquent" if the delinquency is less than ninety (90) days.

3.0      Upon Termination

         3.1 Ameritech Terminates. The parties agree that in the event Ameritech exercises its right to terminate for convenience as is provided for under Section 4.2.a of the Agreement,
                  Ameritech will, at its sole election, pay the Authorized Distributor either:

                  a) Liquidated damages equal to a sum of the following formula: [The amount of residual commission the AD would be awarded if all contracts remained in effect through the end of the contract term then in effect provided the AD remained eligible for residual payments for those customer contracts for the entire term] x (times) [the Ameritech net present value discount rate on the date of termination] x (times) [seventy five percent (75%)]; or,

                  b) Pay on a monthly basis Residual Payment for customer sales which are in effect and approved for commission on the date Ameritech terminates the Agreement. Residual Payments will continue through the expiration date of the customer contract in effect at the time Ameritech terminates this Agreement, or until the original expiration date of this Agreement, whichever is sooner.

         3.2      AD  Terminates.  In  the  event  AD  exercises  its  right  to terminate the Agreement pursuant to the terms of the Agreement, AD is not entitled to any commission payment after the date of termination. Ameritech agrees that in extraordinary situations a commission payment after the termination date may be reasonable, and under such situations Ameritech will deem at its sole discretion that the AD will receive payment. If such a situation occurs, Ameritech will provide to the AD in writing the amount and timing of the payment, and the conditions or limitations on such payment(s).

         3.3 Upfront Commission Payment. AD will be eligible for the Upfront Commission Payment for any sale which is accepted by Ameritech prior to the date this Agreement is terminated.

4.0      Commission Calculation Methodology

         4.1.     Calculation Basis.   Ameritech will pay commissions on a  sale
                  submitted by AD based upon:

                  a)       The Product sold.

                  b) Whether the sale is deemed by Ameritech to be: (i) a New sale or an addition to an existing service; (ii) a Recast, Renewal or Renegotiation; (iii) a Migration or Upgrade;

                  c) Whether the AD is the sole sales entity or if the sale is the result of an approved Partnering sale as provided for elsewhere in this Exhibit; and,

                  d) The order(s) which are associated with the sale are Completed Orders.

         4.2 Commission Eligibility. In no event will an AD be paid commission on a sale: (i) outside the Territory unless such a sale is provided for elsewhere in this Agreement and AD receives prior written consent for such a sale pursuant to the requirements set forth elsewhere in the Agreement; (ii) of a product AD is not authorized to sell under the Agreement (i.e., product or service is not specified in Exhibit B of the Agreement); (iii) made to a customer the AD is not authorized to sell to, including, but not limited to, an Ameritech house account, a customer who is not deemed to be a retail business customer, or a customer who has expressly granted agency to another AD unless that customer has expressly, in writing revoked such agency; and (iv) to Ameritech or to an AD or other independent Authorized Ameritech representative.

         4.3 Commission Award Final. Ameritech reserves the right to establish the commission value for any sale, and that value may, with reasonable justification, be less than, more than or equal to the values set forth herein for such sale, or the value previously paid for similar sales. Ameritech is solely responsible for the determination and calculation of the commission to be paid on any single sale, and Ameritech's commission determination, absent arithmetic errors, is final and not appealable.

5.0      Sales Outside of Territory and Sales Outside of "Objective Territory"

                  In the event the AD sells Product outside of the Territory, and such sale has received Ameritech's prior written consent, the commission payment for such sale will be established by Ameritech at its sole discretion.

                  In the event that AD sells Product for which the AD does not have a sales objective,(which is deemed a sale outside of Objective Territory), the sale is subject to a twenty-five percent (25%) reduction in the Upfront Commission Payment.

6.0      Partnering

                  Provided a Partnering arrangement complies with the requirements under Article 7, Section 7.7 of the Agreement, Ameritech will pay commission on such sales. The general commission payment treatment for a Partnering sale is that AD will be paid an Upfront
         Commission  Payment  equal  to  fifty  percent  (50%)  of  the  Upfront
         Commission Payment which would be paid for the same sale if no Partnering took place. If two ADs partner, each will receive this reduction. An exception to the general commission payment treatment for a Partnering sale when the Partnering efforts are with an Ameritech GBS Territory Manager, and the result of the effort is a Data Product sale, the Upfront Commission Payment for all resulting sales will be twenty-five percent (25%) less than the Upfront Commission Payment for the same sale if no Partnering took place.

7.0      Centrex Product Family

                  For  purposes  of  the  Agreement,   Products   classified  by
         Ameritech as part of the Centrex product family will be paid commission pursuant to this Section 7.0.

         7.1 Centrex Product Family. The Centrex product family is the collective term for the following Ameritech Centrex products:
                  Ameritech Centrex Service (ACS); Indiana Advanced Centrex Service; ISDN Centrex; and, Individual Case Basis (ICB) Centrex.

         7.2 Grandfather and Sunset Offerings. Commission will not be paid on New sales of an Ameritech Centrex offering which has been grandfathered or sunset as those terms relate to telecommunications offerings. Commission will be paid for sales which are additions to an existing, installed system of a grandfathered or sunset Centrex offering.

         7.3 New Centrex Sales. Commission on New Centrex system sales will be paid provided the sale results in a net increase in Centrex station lines of at least fifteen percent (15%) of the existing installed system. In Indiana, the Centrex station line net increase must be at least one hundred percent (100%) of the existing installed system.

         7.4      Upfront Commission Payment Schedule

                  The Upfront Commission Payment schedule set forth below applies to New Centrex system sales. The Commission Payments are stated in terms of one Centrex station line; the actual Commission Payment for a particular sale will be based on the number of lines sold, and, the Commission Payment amount will be calculated by multiplying the rate set forth below for a single Centrex station line by the total number of station lines sold.

    ---------------------------------------------------------------------------
                           ACS and Indiana Advanced Centrex
    ---------------------------------------------------------------------------
    ------------------ ---------------------- ------------------ --------------

     Month-to-Month          36 Months             60 Months          84 Months

    ------------------ ---------------------- ------------------ --------------
    ------------------ ---------------------- ------------------ --------------
          $20                   $45                   $65                $90
    ------------------ ---------------------- ------------------ --------------

    ---------------------------------------------------------------------------
                                     ISDN Centrex
    ---------------------------------------------------------------------------
    ------------------ ---------------------- ------------------ --------------

     Month-to-Month          36 Months             60 Months          84 Months

    ------------------ ---------------------- ------------------ --------------
    ------------------ ---------------------- ------------------ --------------
          $30                   $70                   $100               $135
    ------------------ ---------------------- ------------------ --------------

    ---------------------------------------------------------------------------
                                      ICB Centrex
    ---------------------------------------------------------------------------
    ------------------ ---------------------- ------------------ --------------

     Month-to-Month          36 Months             60 Months          84 Months

    ------------------ ---------------------- ------------------ --------------
    ------------------ ---------------------- ------------------ --------------
          $16                   $36                   $52                $72
    ------------------ ---------------------- ------------------ --------------
    ---------------------------------------------------------------------------

      Note: ICB Centrex sales for contract lengths greater than 84 months will be awarded commission based on the 84 month commission award.

    ---------------------------------------------------------------------------

         7.5      Centrex Station Line Additions

                  a) Commission for Centrex station line additions to an existing installed system will be awarded only to the AD of Record unless Ameritech has approved in writing alternative treatment of commission payments. Ameritech will determine at its sole discretion when there is a deviation in this payment policy.

                  b) The Upfront Commission Payment for Centrex station line additions will be 50% of the commission values in the above schedules. The Upfront Commission Payment for Centrex station line additions to a system which is a grandfathered or sunset offering will be $20 regardless of type of system or contract length.

         7.6      Winback Bonus

                  If the AD makes a Centrex sale which is designated by Ameritech as a "winback" sale, a Winback Bonus will be paid which will increase the Base Commission by one hundred percent (100%).

         7.7      Commitment Bonus

                  If a new Centrex sale results in a contract which commits the customer to a number of Centrex station lines which Ameritech identifies in the chart that follows here as the appropriate number of lines based upon the number of lines sold, the AD will be eligible to receive the commitment bonus. The commitment bonus increases the Upfront Commission Payment by fifteen percent (15%). Ameritech, in its sole discretion, will determine if a sale is eligible for the Commitment Bonus. The following schedule will be used to determine the applicability of the commitment bonus for ACS and ISDN Centrex.


                  --------------------------------- ----------------------------
                        Number of Lines Sold           Number of Lines Committed
                  --------------------------------- ----------------------------
                  --------------------------------- ----------------------------
                               2 - 7                               2
                               8 - 25                              7
                              26 - 50                              25
                              51 - 100                             50
                             101 - 200                            100
                              over 200                            200
                  --------------------------------- ----------------------------

                  The   following   schedule  will  be  used  to  determine  the
                  applicability  of the  Commitment  Bonus for Indiana  Advanced
                  Centrex:


                  --------------------------------- ----------------------------
                        Number of Lines Sold           Number of Lines Committed
                  --------------------------------- ----------------------------
                  --------------------------------- ----------------------------
                              11 - 21                              11
                              22 - 101                             22
                             102 - 251                            101
                            252 - 1,001                           251
                             over 1,001                          1,001
                  --------------------------------- ----------------------------

                  The Commitment Bonus for ICB Centrex will be awarded if, and only if, the number of lines committed to by the customer equals at least eighty percent (80%) of the number of lines sold to the customer.

         7.8      Objective Retirement and Objective Attainment

                  For Objective Retirement purposes, the monthly contract values used for New Centrex sales and additions to existing Centrex systems are as follows:

                  ------------------------------------------- ------------------
                               Centrex Service                   CV Per Month
                  ------------------------------------------- ------------------
                  ------------------------------------------- ------------------
                  ACS and Indiana Advanced Centrex                   $20
                  ISDN Centrex                                       $30
                  ICB Centrex                                        $16
                  ------------------------------------------- ------------------

                  The following factors will be applied to the Base Upfront Commission Payment for purposes of Objective Attainment:

                  --------------------------------- ----------------------------
                        Objective Attainment                   Factor
                  --------------------------------- ----------------------------
                  --------------------------------- ----------------------------
                             0 - 69.9%                          1.00
                             70 - 99.9%                         1.15
                           100% and over                        1.30
                  --------------------------------- ----------------------------

         7.9      Residual Commission Payment Schedule

                  A Residual Commission Payment will be paid at a rate of one dollar ($1.00) per line, per month, and will continue for so long as the customer's contract is in effect. In no event will Residual Payments be paid on a month-to-month Centrex sale.

         7.10     Recasts,  Renewals,  Renegotiations   of    existing   Centrex
                  Contracts

                  a) The AD of Record or other Ameritech representative of Record has the exclusive right to Renew, Recast or Renegotiate the contract during the contract term through sixty (60) days prior to the contract expiration date.

                  b) If the customer's contract term in effect at the time of the Recast or Renewal is more than one hundred and eighty (180) days from the date the contract expires, commission will not be paid to AD for a Centrex Recast or Renewal, unless Ameritech has provided prior written approval for such a payment. Commission will not be paid on Centrex Renegotiations unless Ameritech has provided written approval for such payment prior to the date the contract was signed by the customer.

                  c)       After  a  customer  contract  has  expired,  and  the
                           customer is under a month-to-month term for that Product, any sale of that Product which is submitted by AD will be considered a Recast or Renewal for purposes of commission. If the customer contract expired six (6) or more months prior to the AD's submission, and the customer has been on a month-to-month subscription for that period, Ameritech will pay commission at the New sale rate.

                  d)       Commission   for  Centrex   Recasts,   Renewals   and
                           Renegotiations will be paid as follows:

                           (i) The Base  Commission will equal 75% of the amount
                               paid for an identical New sale.

                           (ii) The Residual  Commission Payment will be paid at
                                the same rate as an identical New Centrex sale.

         7.11 Month-to-Month Centrex. For purposes of calculating the CV, a month-to-month Centrex sale will be considered equal to nine
                  (9) months Recurring Revenue. In no event will Residual Payments be paid on a month-to-month Centrex sale.

         7.12 Takeback. The Upfront Commission Payment is subject to Takeback in the event the customer discontinues a service (for any or no reason) for which AD received commission in the past. The Takeback amount will be based upon the length of time the customer retained the service and whether the sale was under a term contract:

                      a) If the sale is a term contract, and the service is discontinued within the first fifty percent (50%) of the contract term, the amount of Takeback will be prorated to the length of time remaining on the customer's contract.

                      b) If the sale was a month-to-month subscription, and the customer discontinues the service within sixty
                           (60) days of the Completed Order date, the Takeback amount will equal one hundred percent (100%) of the commission paid. Residual Commission Payments cease when a service is discontinued.

8.0      Ameritech FeatureLink.

                  Commission payment and conditions for payment for Ameritech FeatureLink service are the same as those set forth above for ACS Centrex, except that no Commitment Bonus is available for the sale of Ameritech FeatureLink.

9.0      Other Voice Products

         9.1 The commission payment schedule set forth below applies to New sales of the following Products:
                                    Caller ID
                                    Custom Calling Services
                                    Linebacker
                                    Local Access Lines
                                    PBX Trunks
                                    Remote Call Forwarding
                                    Voice Mail Service

                  --------------------- ----------------- ------------------------- ---------------------------------
                       Objective                               Winback Bonus
                       Attainment           Upfront              (See Note)                     Residual
                  --------------------- ----------------- ------------------------- ---------------------------------
                  --------------------- ----------------- ------------------------- ---------------------------------
                       0 - 69.9%          7.00% of CV           7.00% of CV             5.00% of Monthly Charges
                       70 - 99.9%         8.05% of CV           7.00% of CV             5.00% of Monthly Charges
                     100% and over        9.10% of CV           7.00% of CV             5.00% of Monthly Charges
                  --------------------- ----------------- ------------------------- ---------------------------------
                  ---------------------------------------------------------------------------------------------------

                  Note:  The winback bonus applies only to the sale of Local Access Lines.

                  ---------------------------------------------------------------------------------------------------

         9.2 CV. The CV for the above Products will be determined by the following formula:
                   (Nonrecurring Revenue) + (Recurring Revenue x 24 Months) = CV

         9.3 Residual Commission Payments. Residual Commission Payments will be paid for a period of twenty four (24) months, and in no event will AD be eligible for Residual Commission Payment on the above Products after twenty four (24) monthly commission payments have been made.

         9.4 Conversion from Centrex Service. In no event will AD be paid commission on a sale which converts the customer from Centrex service (of any type) to Local Access Lines.

         9.5 Takeback. If the AD received commission for a Product subject to this Section 9.0, and the customer discontinues the Product for any reason within one hundred and eighty (180) days after the Completed Order date, Takeback applies, and the amount of takeback equals one hundred percent (100%) of the commission paid to AD.

10.0     Ameritech SmartFax Connections

         10.1 Upfront Commission Payment. The following Upfront Commission Payment schedule applies to New sales of, and "Sales of Additions" to, Ameritech SmartFax Connections.

                  -------------------------------------- ----------------------
                          Contract Description              Commission Award
                  -------------------------------------- ----------------------
                  -------------------------------------- ----------------------
                  No Contract (Month-to-Month)                   $10.00
                  One Year Contract                              $40.00
                  Contract Renewal                               $20.00
                  -------------------------------------- ----------------------

         10.2     CV.   CV is determined by the following formula:
            (Nonrecurring Revenue) + (Recurring Revenue x Contract Length) = CV

         10.3 Residual Commission Payment. Residual Commission Payment will equal five percent (5%) of the monthly Recurring Revenue and the monthly usage revenue which appears on the customer's Ameritech local service bill.

         10.4 Renewal Upfront Commission Payment. In the event AD submits a sale which is deemed by Ameritech to be a Renewal for the Ameritech SmartFax Product, and the Renewal is submitted within sixty (60) days from the expiration date of the customer's then-in-effect contract for that service, the AD will receive a Renewal Upfront Commission Payment. If the AD converts a customer's subscription to the service from a month-to-month to a term contract, the AD will receive commission at the Renewal rate.

                  After a customer's contract has expired, and the customer is under a month-to-month term for at least six (6) months following the expiration, any sale submitted by AD will be considered a New sale for purposes of commission.

11.0     Ameritech 9-1-1 Locator ID

         11.1 Commission Schedule. Commission for this Product will be awarded according to the following schedule:

 ------------------------------------  ----------------------------------------
              Sale Description                     Commission Award
 ------------------------------------  ----------------------------------------
 ------------------------------------  ----------------------------------------
 Non-Centrex
      Software Only                                     $350.00
      Software and Hardware                             $750.00

 Centrex
      Software Only                                     $250.00
      Software and Technical Support                    $350.00
      Record Loading                    $0.01 per record, not to exceed $250.00
 ------------------------------------  ----------------------------------------

         11.2     CV.  The CV is determined by the following formula:
            (Nonrecurring Revenue) + (Recurring Revenue x Contract Length) = CV

         11.3 Residual Commission Payment. No Residual Commission Payment will be paid.

12.0     Eligible Standard Data Products

         12.1 Common Provisions. The following applies to all Eligible Standard Data Products.

                  a) Sales to Retail Business Customers Only. The conditions and limitations set forth elsewhere in the Agreement apply to the sale of Data Products. In addition, Ameritech will not pay commission on any network sale which is configured as terminating only service, as that term is understood in the telecommunications industry.

                  b) Eligible Standard Data Products. Eligible Standard Data Products are specified under Exhibit B of the Agreement, and AD's right to earn commission for sales of Data Products as set forth below are governed by the terms, conditions and limitations of the Agreement and Exhibit B.

                  c)       Recasts, Renewals, Renegotiations.

                           (i) If the customer's contract term-in-effect at the time of the Recast or Renewal is more than one hundred and eighty (180) days from the date the contract expires, commission will not be paid to AD for a Data Product Recast or Renewal, unless Ameritech has provided prior written approval for such a payment. Commission will not be paid on Data Product Renegotiations unless AD has received from Ameritech written approval for such payment prior to the date the contract was signed by the customer.

                           (ii) After a customer contract has expired, and the customer is under a month-to-month term for that Product, any sale for that Product which is submitted by AD will be considered a Recast or Renewal for purposes of commission. If the customer contract expired six (6) or more months prior to the AD's submission, and the customer has been on a month-to-month subscription for that period, Ameritech will be pay commission at the New sale rate.

                           (iii)    Commission   for   Data   contract  Recasts,
                                    Renewals and Renegotiations will be awarded as follows:

                                    (a)     The Base  Commission  will equal 50%
                                            of the amount paid for an  identical
                                            New  sale   (New   sale   commission
                                            payment schedule set forth below)

                                    (b)     The Residual Payment will be paid at
                                            the same  rate as an  identical  New
                                            sale of the same Data Product

                  d) Month-to-Month Subscription. For purposes of commission payment calculation, a month-to-month Data sale will be considered equal to nine (9) months Recurring Revenue. In no event will Residual Payments be paid on a month-to-month Data sale.

                  e) Takeback. If the AD received commission for a Product subject to this Section 12.0, and the customer discontinues the Product for any reason, Takeback applies. The amount of Takeback is based upon the length of time the customer retained the service and if the sale was a term contract: a) if the customer discontinues the Product during the first fifty percent (50%) of the contract term, the Takeback amount will be prorated to the length of time remaining on the customer's contract; b) if the customer discontinues a month-to-month subscription of the Product within sixty (60) days of installation, the Takeback will equal one-hundred percent (100%) of the Upfront Commission Payment. Residual Commission Payments cease when a contract is discontinued.

         12.2     Basic Data Products

                  a) Commission Payment Schedule. The following commission payment schedule applies to New sales and additions to existing, installed services for the following
                           Products:

                                 Ameritech Base Rate (BR or DS0)
                                 Ameritech DS1
                                 Ameritech Fractional DS1 (384)
                                 Ameritech DS3
                                 Ameritech ISDN Prime
                                 Ameritech Reconfiguration Service
                                 Ameritech Digital Transport Service -
                                    Enhanced (ADTS-E)

      --------------- -------------- ------------- -------------------------
        Objective                       Winback
        Attainment       Upfront         Bonus              Residual
      --------------- -------------- ------------- -------------------------
      --------------- -------------- ------------- -------------------------
        0 - 69.9%      8.00% of CV    8.00% of CV   5.00% of Monthly Charges
        70 - 99.9%     10.00% of CV   8.00% of CV   5.00% of Monthly Charges
      100% and over    12.00% of CV   8.00% of CV   5.00% of Monthly Charges
      --------------- -------------- ------------- -------------------------

                  b)       CV. The CV for the above  schedule is  determined  by
                           the  following  formula:   (Nonrecurring  Revenue)  +
                           (Recurring Revenue x Contract Length) = CV

         12.3     Ameritech Analog and Broadcast Video Services

                  a) Ameritech Analog and Broadcast Video. The following commission payment schedule applies to New sales and Additions to existing installations of Ameritech Analog and Broadcast Video services:

      --------------- ---------------- ------------- -------------------------
         Objective                        Winback
         Attainment        Upfront         Bonus             Residual
      --------------- ---------------- ------------- -------------------------
      --------------- ---------------- ------------- -------------------------
         0 - 69.9%       7.00% of CV    7.00% of CV   5.00% of Monthly Charges
         70 - 99.9%      9.00% of CV    7.00% of CV   5.00% of Monthly Charges
       100% and over     11.00% of CV   7.00% of CV   5.00% of Monthly Charges
      --------------- ---------------- ------------- -------------------------

                  b)       CV. The CV for the above  schedule is  determined  by
                           the  following  formula:   (Nonrecurring  Revenue)  +
                           (Recurring Revenue x Contract Length) = CV

         12.4     Complex Data Products

                  a) Commission Payment Schedule. The following commission payment schedule applies to New sales and additions to existing installations of the following Data products:

             Ameritech Synchronized Optical Network Service (SONET) Ameritech Frame Relay Service (FRS)
             Ameritech   Connectionless   Broadband  Data  Service(CBDS)
             Ameritech Internet Access (Dedicated Access over FRS or CBDS) Ameritech Remote Office Access Manager (ROAM)
             Ameritech LAN Interconnection  Service (ALIS)
             Ameritech Host Interconnection  Service (AHIS)
             Ameritech Fiber Distributed Data Interface Service (FDDI) Ameritech Asynchronous Transfer Mode Service(ATM)


      -------------- --------------- ------------- -------------------------
        Objective                       Winback
        Attainment       Upfront         Bonus            Residual
      -------------- --------------- ------------- -------------------------
      -------------- --------------- ------------- -------------------------
        0 - 69.9%      5.00% of CV    5.00% of CV   2.00% of Monthly Charges
        70 - 99.9%     7.00% of CV    5.00% of CV   2.00% of Monthly Charges
      100% and over    9.00% of CV    5.00% of CV   2.00% of Monthly Charges
      -------------- --------------- ------------- -------------------------

                  b)       CV. The CV for the above  schedule is  determined  by
                           the  following  formula:   (Nonrecurring  Revenue)  +
                           (Recurring Revenue x Contract Length) = CV

         12.5     Ameritech ISDN Direct Service

                  a) The following commission payment schedule applies to New sales and additions to existing installations of Ameritech ISDN Direct Service:

                  ---------------- ------------------- ------------------------
                     Objective
                     Attainment         Upfront                Residual
                  ---------------- ------------------- ------------------------
                  ---------------- ------------------- ------------------------
                     0 - 69.9%        12.00% of CV     4.25% of Monthly Charges
                     70 - 99.9%       14.00% of CV     4.25% of Monthly Charges
                   100% and over      16.00% of CV     4.25% of Monthly Charges
                  ---------------- ------------------- ------------------------

                  b)       CV. The CV for the above  schedule is  determined  by
                           the  following  formula:   (Nonrecurring  Revenue)  +
                           (Recurring Revenue x Contract Length) = CV

         12.6     Ameritech Packet Switched Network Service

                  a) The following commission payment schedule applies to New sales and additions to existing installations of Ameritech Packet Switched Network Service. For purposes of the Agreement, Ameritech Packet Switched Network Service includes x.25 direct line, and ISDN B Channel which serves an x.25 application computer.

                --------------------- -------------- ---------------------------
                     Objective
                     Attainment          Upfront                Residual
                --------------------- -------------- ---------------------------
                --------------------- -------------- ---------------------------
                     0 - 69.9%           $750.00        5.00% of Monthly Charges
                     70 - 99.9%         $1,000.00       5.00% of Monthly Charges
                   100% and over        $1,250.00       5.00% of Monthly Charges
                --------------------- -------------- ---------------------------

                  b)       CV. The CV for the above  schedule is  determined  by
                           the  following  formula:   (Nonrecurring  Revenue)  +
                           (Recurring Revenue x Contract Length) = CV

13.0     ValueLink Products

         13.1     For purposes of the Agreement, the Products referenced in this
                  Section 13.0 are collectively classified by Ameritech as the Ameritech ValueLink product family. The conditions and limitations regarding the sale of Products apply to the ValueLink product family, including, without limitation, that the AD shall not sell the Products, and is not entitled to commission on sales to customers who are not designated by Ameritech as retail business customers.

         13.2     Month-to-month subscriptions.   In no event will AD be awarded
                  commission for month-to-month ValueLink product sale.

         13.3 Enhanced ValueLink Plus. The commission payment schedule provided below applies to New sales of Enhanced ValueLink

                  Plus.

                  a)       Commission Payment Schedule

                          ------------------------------------------------------
                                          12 Month Contract
                                         Objective Attainment
                          ------------------------------------------------------
      ------------------- ---------- -------------- ------------- --------------
        Minimum Annual                                                Upfront
      Revenue Commitment   Upfront                      Upfront    100% and over
                          0 - 69.9%   Residual        70 - 99.9%
      ------------------- ---------- -------------- ------------- --------------
      ------------------- ---------- -------------- ------------- --------------
             $300            $5          $3               $6            $7
             $600            $9          $6               $11           $14
            $1,200           $20         $13              $24           $29
            $3,000           $49         $33              $61           $73
            $6,000          $105         $70             $131          $158
            $12,000         $210        $140             $263          $315
            $30,000         $563        $375             $703          $844
      ------------------- ---------- -------------- ------------- --------------

                          ------------------------------------------------------
                                          24 Month Contract
                                         Objective Attainment
                          ------------------------------------------------------
      ------------------- ---------- -------------- ------------- --------------
        Minimum Annual                                                Upfront
      Revenue Commitment   Upfront                      Upfront    100% and over
                          0 - 69.9%   Residual        70 - 99.9%
      ------------------- ---------- -------------- ------------- --------------
      ------------------- ---------- -------------- ------------- --------------
             $300            $12         $8               $15           $18
             $600            $24         $16              $30           $36
            $1,200           $51         $34              $64           $77
            $3,000          $128         $85             $159          $191
            $6,000          $255        $170             $319          $383
            $12,000         $525        $350             $656          $788
            $30,000        $1,313       $875            $1,641        $1,969
      ------------------- ---------- -------------- ------------- --------------

                          ------------------------------------------------------
                                           36 Month Contract
                                         Objective Attainment
                          ------------------------------------------------------
      ------------------- ---------- -------------- ------------- --------------
        Minimum Annual                                                Upfront
      Revenue Commitment   Upfront                      Upfront      100% and
                          0 - 69.9%   Residual        70 - 99.9%       over
      ------------------- ---------- -------------- ------------- --------------
      ------------------- ---------- -------------- ------------- --------------
             $300            $20         $14              $25           $30
             $600            $41         $27              $51           $61
            $1,200           $81         $54             $101          $122
            $3,000          $210        $140             $263          $315
            $6,000          $420        $280             $525          $630
            $12,000         $900        $600            $1,125        $1,350
            $30,000        $2,250      $1,500           $2,813        $3,375
      ------------------- ---------- -------------- ------------- --------------

                  b)                CV.  The  CV  for  the  above   schedule  is
                                    determined by the following formula: (MARC) x (Contract Length in Years) = CV

         13.4 ValueLink Extra. The commission payment schedule below applies to New sales of ValueLink Extra.

                  a)       Commission Payment Schedules Without Netting

                      --------------------------------------------------------
                            24 Month Contract - Without Netting
                                  Objective Attainment
                      --------------------------------------------------------
      --------------- ------------ ----------- ---------------- --------------
       Minimum Annual                                               Upfront
           Revenue       Upfront                   Upfront       100% and over
         Commitment     0 - 69.9%   Residual     70 - 99.9%
      --------------- ------------ ----------- ---------------- --------------
      --------------- ------------ ----------- ---------------- --------------
           $25,000       $1,300       $650         $1,625           $1,950
           $50,000       $2,300      $1,150        $2,875           $3,450
           $75,000       $3,000      $1,500        $3,750           $4,500
          $100,000       $4,000      $2,000        $5,000           $6,000
          $150,000       $6,000      $3,000        $7,500           $9,000
          $200,000       $8,500      $4,250        $10,625          $12,750
          $300,000       $12,000     $6,000        $15,000          $18,000
          $500,000       $20,000     $10,000       $25,000          $30,000
      --------------- ------------ ----------- ---------------- --------------

                      --------------------------------------------------------
                           36 Month Contract - Without Netting
                                 Objective Attainment
                      --------------------------------------------------------
      --------------- ------------ ----------- ---------------- --------------
           Minimum                                                  Upfront
       Annual Revenue    Upfront                   Upfront       100% and over
         Commitment     0 - 69.9%   Residual     70 - 99.9%
      --------------- ------------ ----------- ---------------- --------------
      --------------- ------------ ----------- ---------------- --------------
           $25,000       $2,200      $1,100        $2,750           $3,300
           $50,000       $4,000      $2,000        $5,000           $6,000
           $75,000       $5,000      $2,500        $6,250           $7,500
          $100,000       $6,500      $3,250        $8,125           $9,750
          $150,000       $10,000     $5,000        $12,500          $15,000
          $200,000       $13,000     $6,500        $16,250          $19,500
          $300,000       $20,000     $10,000       $25,000          $30,000
          $500,000       $33,000     $16,500       $41,250          $49,500
      --------------- ------------ ----------- ---------------- --------------

                  b)       Commission Payment Schedule With Netting

                        ------------------------------------------------------
                              24 Month Contract - With Netting
                                    Objective Attainment
                        ---------------------------------------------------
      --------------- ----------- ----------- ---------------- ---------------
          Minimum                                                  Upfront
      Annual Revenue    Upfront                   Upfront       100% and over
        Commitment     0 - 69.9%   Residual     70 - 99.9%
      --------------- ----------- ----------- ---------------- ---------------
      --------------- ----------- ----------- ---------------- ---------------
          $25,000       $1,040       $520         $1,300           $1,560
          $50,000       $1,840       $920         $2,300           $2,760
          $75,000       $2,400      $1,200        $3,000           $3,600
         $100,000       $3,200      $1,600        $4,000           $4,800
         $150,000       $4,800      $2,400        $6,000           $7,200
         $200,000       $6,800      $3,400        $8,500           $10,200
         $300,000       $9,600      $4,800        $12,000          $14,400
         $500,000       $16,000     $8,000        $20,000          $24,000
      --------------- ----------- ----------- ---------------- ---------------

                      ---------------------------------------------------------
                               36 Month Contract - With Netting
                                     Objective Attainment
                      ----------------------------------------------------
      --------------- ----------- ----------- ---------------- -----------
          Minimum                                                  Upfront
      Annual Revenue    Upfront                   Upfront       100% and over
        Commitment     0 - 69.9%   Residual     70 - 99.9%
      --------------- ----------- ----------- ---------------- ---------------
      --------------- ----------- ----------- ---------------- ---------------
          $25,000       $1,760       $880         $2,200           $2,640
          $50,000       $3,200      $1,600        $4,000           $4,800
          $75,000       $4,000      $2,000        $5,000           $6,000
         $100,000       $5,200      $2,600        $6,500           $7,800
         $150,000       $8,000      $4,000        $10,000          $12,000
         $200,000       $10,400     $5,200        $13,000          $15,600
         $300,000       $16,000     $8,000        $20,000          $24,000
         $500,000       $26,400     $13,200       $33,000          $39,600
      --------------- ----------- ----------- ---------------- ---------------

                  c)       CV.  The  CV  for  a  contract   without  Netting  is
                           determined  by  the  following   formula:   (MARC)  x
                           (Contract Length in Years) = CV

                           The CV for a contract with Netting is determined by the following formula:
                           (Net MARC) x (Contract Length in Years) = CV

         13.5 ValueLink Extra - Local. The commission payment schedule below applies to New sales of ValueLink Extra - Local.

                  a)       Commission Payment Schedule Without Netting

                          -----------------------------------------------------------------
                                         24 Month Contract - Without Netting
                                                 Objective Attainment
                          -----------------------------------------------------------------
      ------------------- ---------------- ---------------- ---------------- --------------
          Minimum                                                                Upfront
      Annual Revenue          Upfront                           Upfront         100% and
        Commitment           0 - 69.9%        Residual        70 - 99.9%          over
      ------------------- ---------------- ---------------- ---------------- --------------
      ------------------- ---------------- ---------------- ---------------- --------------
          $25,000              $871             $436            $1,089           $1,307
          $50,000             $1,541            $771            $1,926           $2,312
          $75,000             $2,010           $1,005           $2,513           $3,015
         $100,000             $2,680           $1,340           $3,350           $4,020
         $150,000             $4,020           $2,010           $5,025           $6,030
         $200,000             $5,695           $2,848           $7,119           $8,543
         $300,000             $8,040           $4,020           $10,050          $12,060
         $500,000             $13,400          $6,700           $16,750          $20,100
      ------------------- ---------------- ---------------- ---------------- --------------


                          -----------------------------------------------------------------
                                         36 Month Contract - Without Netting
                                                 Objective Attainment
                          -----------------------------------------------------------------
      ------------------- ---------------- ---------------- ---------------- --------------
          Minimum                                                                Upfront
      Annual Revenue          Upfront                           Upfront       100% and over
        Commitment           0 - 69.9%        Residual        70 - 99.9%
      ------------------- ---------------- ---------------- ---------------- --------------
      ------------------- ---------------- ---------------- ---------------- --------------
          $25,000             $1,474            $737            $1,843           $2,211
          $50,000             $2,680           $1,340           $3,350           $4,020
          $75,000             $3,350           $1,675           $4,188           $5,025
         $100,000             $4,355           $2,178           $5,444           $6,533
         $150,000             $6,700           $3,350           $8,375           $10,050
         $200,000             $8,710           $4,355           $10,888          $13,065
         $300,000             $13,400          $6,700           $16,750          $20,100
         $500,000             $22,110          $11,055          $27,638          $33,165
      ------------------- ---------------- ---------------- ---------------- --------------

                  b)       Commission Payment Schedule With Netting

                               -------------------------------------------------------------------
                                                24 Month Contract - With Netting
                                                      Objective Attainment
                               -------------------------------------------------------------------
        ---------------------- ---------------- ---------------- ---------------- ----------------
               Minimum                                                                Upfront
           Annual Revenue          Upfront                           Upfront       100% and over
             Commitment           0 - 69.9%        Residual        70 - 99.9%
        ---------------------- ---------------- ---------------- ---------------- ----------------
        ---------------------- ---------------- ---------------- ---------------- ----------------
               $25,000              $697             $348             $871            $1,045
               $50,000             $1,233            $616            $1,541           $1,849
               $75,000             $1,608            $804            $2,010           $2,412
              $100,000             $2,144           $1,072           $2,680           $3,216
              $150,000             $3,216           $1,608           $4,020           $4,824
              $200,000             $4,556           $2,278           $5,695           $6,834
              $300,000             $6,432           $3,216           $8,040           $9,648
              $500,000             $10,720          $5,360           $13,400          $16,080
        ---------------------- ---------------- ---------------- ---------------- ----------------

                                                  -------------------------------------------------------------------
                                                                   36 Month Contract - With Netting
                                                                         Objective Attainment
                                                  -------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                  Minimum                                                                Upfront
                              Annual Revenue          Upfront                           Upfront       100% and over
                                Commitment           0 - 69.9%        Residual        70 - 99.9%
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                  $25,000             $1,179            $590            $1,474           $1,769
                                  $50,000             $2,144           $1,072           $2,680           $3,216
                                  $75,000             $2,680           $1,340           $3,350           $4,020
                                 $100,000             $3,484           $1,742           $4,355           $5,226
                                 $150,000             $5,360           $2,680           $6,700           $8,040
                                 $200,000             $6,968           $3,484           $8,710           $10,452
                                 $300,000             $10,720          $5,360           $13,400          $16,080
                                 $500,000             $17,688          $8,844           $22,110          $26,532
                           ---------------------- ---------------- ---------------- ---------------- ----------------

                  c)       CV.  The  CV  for  a  contract   without  Netting  is
                           determined  by  the  following   formula:   (MARC)  x
                           (Contract Length in Years) = CV.

                           The CV for a contract with Netting is determined by the following formula:
                           (Net MARC) x (Contract Length in Years) = CV

         13.6 ValueLink Extra-Select. The commission award and payment schedules provided below apply to New sales of ValueLink Extra-Select.

                  a)       Commission Payment Schedules Without Netting

                                                  -------------------------------------------------------------------
                                                                 12 Month Contract - Without Netting
                                                                         Objective Attainment
                                                  -------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                  Minimum                                                                Upfront
                              Annual Revenue          Upfront                           Upfront       100% and over
                                Commitment           0 - 69.9%        Residual        70 - 99.9%
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                   $700                 $35              $18              $44              $53
                                  $3,000                $70              $35              $88             $105
                                  $6,000               $150              $75             $188             $225
                                  $12,000              $325             $163             $406             $488
                           ---------------------- ---------------- ---------------- ---------------- ----------------

                                                  -------------------------------------------------------------------
                                                                 24 Month Contract - Without Netting
                                                                         Objective Attainment
                                                  -------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                  Minimum                                                                Upfront
                              Annual Revenue          Upfront                           Upfront       100% and over
                                Commitment           0 - 69.9%        Residual        70 - 99.9%
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                   $700                 $75              $38              $94             $113
                                  $3,000               $170              $85             $213             $255
                                  $6,000               $350             $175             $438             $525
                                  $12,000              $800             $400            $1,000           $1,200
                           ---------------------- ---------------- ---------------- ---------------- ----------------

                                                 -------------------------------------------------------------------
                                                                 36 Month Contract - Without Netting
                                                                         Objective Attainment
                                                  -------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                  Minimum                                                                Upfront
                              Annual Revenue          Upfront                           Upfront       100% and over
                                Commitment           0 - 69.9%        Residual        70 - 99.9%
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                   $700                $100              $50             $125             $150
                                  $3,000               $270             $135             $338             $405
                                  $6,000               $600             $300             $750             $900
                                  $12,000             $1,300            $650            $1,625           $1,950
                           ---------------------- ---------------- ---------------- ---------------- ----------------

                  b)       Commission Payment Schedule With Netting



                                                  -------------------------------------------------------------------
                                                                   12 Month Contract - With Netting
                                                                         Objective Attainment
                                                  -------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                  Minimum                                                                Upfront
                              Annual Revenue          Upfront                           Upfront       100% and over
                                Commitment           0 - 69.9%        Residual        70 - 99.9%
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                   $700                 $28              $14              $35              $42
                                  $3,000                $56              $28              $70              $84
                                  $6,000               $120              $60             $150             $180
                                  $12,000              $260             $130             $325             $390
                           ---------------------- ---------------- ---------------- ---------------- ----------------


                                                  -------------------------------------------------------------------
                                                                   24 Month Contract - With Netting
                                                                         Objective Attainment
                                                  -------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                  Minimum                                                                Upfront
                              Annual Revenue          Upfront                           Upfront       100% and over
                                Commitment           0 - 69.9%        Residual        70 - 99.9%
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                   $700                 $60              $30              $75              $90
                                  $3,000               $136              $68             $170             $204
                                  $6,000               $280             $140             $350             $420
                                  $12,000              $640             $320             $800             $960
                           ---------------------- ---------------- ---------------- ---------------- ----------------


                                                  -------------------------------------------------------------------
                                                                   36 Month Contract - With Netting
                                                                         Objective Attainment
                                                  -------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                  Minimum                                                                Upfront
                              Annual Revenue          Upfront                           Upfront       100% and over
                                Commitment           0 - 69.9%        Residual        70 - 99.9%
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                   $700                 $80              $40             $100             $120
                                  $3,000               $216             $108             $270             $324
                                  $6,000               $480             $240             $600             $720
                                  $12,000             $1,040            $520            $1,300           $1,560
                           ---------------------- ---------------- ---------------- ---------------- ----------------

                  c)       CV.  The  CV  for  a  contract   without  Netting  is
                           determined  by  the  following   formula:   (MARC)  x
                           (Contract Length in Years) = CV.

                           The CV for a contract with Netting is determined by the following formula (Net MARC) x (Contract Length in Years) = CV

         13.7 ValueLink Illinois Option F Preferred. The commission payment schedules below applies to New sales of ValueLink Illinois Option F Preferred.

                  a)       Commission Payment Schedules

                                                  --------------------------------------------------------------------
                                                                           12 Month Contract
                                                                         Objective Attainment
                                                  --------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                              Minimum Annual
                              Minutes of Use                                                              Upfront
                                Commitment            Upfront                           Upfront        100% and over
                                                     0 - 69.9%        Residual         70 - 99.9%
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                                  12,000                $18              $12              $23               $27
                           ---------------------- ---------------- ---------------- ----------------- ----------------


                                                  --------------------------------------------------------------------
                                                                           24 Month Contract
                                                                         Objective Attainment
                                                  --------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                              Minimum Annual
                              Minutes of Use                                                              Upfront
                                Commitment            Upfront                           Upfront        100% and over
                                                     0 - 69.9%        Residual         70 - 99.9%
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                                  12,000                $36              $24              $45               $54
                           ---------------------- ---------------- ---------------- ----------------- ----------------


                                                  --------------------------------------------------------------------
                                                                           36 Month Contract
                                                                         Objective Attainment
                                                  --------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                              Minimum Annual
                              Minutes of Use                                                              Upfront
                                Commitment            Upfront                           Upfront        100% and over
                                                     0 - 69.9%        Residual         70 - 99.9%
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                                  12,000                $54              $36              $68               $81
                           ---------------------- ---------------- ---------------- ----------------- ----------------

                  b) CV. The CV for the above schedules is determined by the following formula: (Minimum Annual MOU x Per Minute Rate) x (Contract Length In Years)

         13.8 ValueLink Illinois Option F. The commission payment schedules below applies to New sales of ValueLink Illinois Option F.

                  a)       Commission Payment Schedules

                                                  --------------------------------------------------------------------
                                                                           12 Month Contract
                                                                         Objective Attainment
                                                  --------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                              Minimum Annual
                              Minutes of Use                                                              Upfront
                                Commitment            Upfront                           Upfront        100% and over
                                                     0 - 69.9%        Residual         70 - 99.9%
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                                  24,000                $38              $25              $47               $56
                                  60,000                $90              $60              $113             $135
                                  120,000              $165             $110              $206             $248
                                  240,000              $300             $200              $375             $450
                                  360,000              $405             $270              $506             $608
                                  480,000              $488             $325              $609             $731
                                  600,000              $540             $360              $675             $810
                                 1,200,000             $945             $630             $1,181           $1,418
                           ---------------------- ---------------- ---------------- ----------------- ----------------

                                                  --------------------------------------------------------------------
                                                                           24 Month Contract
                                                                         Objective Attainment
                                                  --------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                              Minimum Annual
                              Minutes of Use                                                              Upfront
                                Commitment            Upfront                           Upfront        100% and over
                                                     0 - 69.9%        Residual         70 - 99.9%
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                           ---------------------- ---------------- ---------------- ----------------- ----------------
                                  24,000                $75              $50              $94              $113
                                  60,000               $180             $120              $225             $270
                                  120,000              $330             $220              $413             $495
                                  240,000              $600             $400              $750             $900
                                  360,000              $810             $540             $1,013           $1,215
                                  480,000              $975             $650             $1,219           $1,463
                                  600,000             $1,080            $720             $1,350           $1,620
                                 1,200,000            $1,890           $1,260            $2,363           $2,835
                           ---------------------- ---------------- ---------------- ----------------- ----------------

                                                  -------------------------------------------------------------------
                                                                          36 Month Contract
                                                                         Objective Attainment
                                                  -------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                              Minimum Annual
                              Minutes of Use                                                             Upfront
                                Commitment            Upfront                           Upfront       100% and over
                                                     0 - 69.9%        Residual        70 - 99.9%
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                  24,000               $113              $75             $141             $169
                                  60,000               $270             $180             $338             $405
                                  120,000              $495             $330             $619             $743
                                  240,000              $900             $600            $1,125           $1,350
                                  360,000             $1,215            $810            $1,519           $1,823
                                  480,000             $1,463            $975            $1,828           $2,194
                                  600,000             $1,620           $1,080           $2,025           $2,430
                                 1,200,000            $2,835           $1,890           $3,544           $4,253
                           ---------------------- ---------------- ---------------- ---------------- ----------------

                  b) CV. The CV for the above schedules is determined by the following formula: (Minimum Annual MOU x Per Minute Rate) x (Contract Length In Years) = CV


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                                       51

         13.9 StraightRate Illinois. The commission payment schedule below applies to New sales of StraightRate Illinois.

                  a)       Commission Payment Schedules

                                                  -------------------------------------------------------------------
                                                                          12 Month Contract
                                                                         Objective Attainment
                                                  -------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                              Minimum Annual
                              Minutes of Use                                                             Upfront
                                Commitment            Upfront                           Upfront       100% and over
                                                     0 - 69.9%        Residual        70 - 99.9%
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                   4,000                $0               $0               $0               $0
                                  50,000                $75              $50              $94             $113
                                  100,000               $75              $50              $94             $113
                                  300,000               $75              $50              $94             $113
                                  700,000               $75              $50              $94             $113
                                 1,300,000              $75              $50              $94             $113
                           ---------------------- ---------------- ---------------- ---------------- ----------------

                                                  -------------------------------------------------------------------
                                                                          24 Month Contract
                                                                         Objective Attainment
                                                  -------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                              Minimum Annual
                              Minutes of Use                                                             Upfront
                                Commitment            Upfront                           Upfront       100% and over
                                                     0 - 69.9%        Residual        70 - 99.9%
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                   4,000                $0               $0               $0               $0
                                  50,000               $150             $100             $188             $225
                                  100,000              $150             $100             $188             $225
                                  300,000              $150             $100             $188             $225
                                  700,000              $150             $100             $188             $225
                                 1,300,000             $150             $100             $188             $225
                           ---------------------- ---------------- ---------------- ---------------- ----------------

                                                  -------------------------------------------------------------------
                                                                          36 Month Contract
                                                                         Objective Attainment
                                                  -------------------------------------------------------------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                              Minimum Annual
                              Minutes of Use                                                             Upfront
                                Commitment            Upfront                           Upfront       100% and over
                                                     0 - 69.9%        Residual        70 - 99.9%
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                           ---------------------- ---------------- ---------------- ---------------- ----------------
                                   4,000                $0               $0               $0               $0
                                  50,000               $225             $150             $281             $338
                                  100,000              $225             $150             $281             $338
                                  300,000              $225             $150             $281             $338
                                  700,000              $225             $150             $281             $338
                                 1,300,000             $225             $150             $281             $338
                           ---------------------- ---------------- ---------------- ---------------- ----------------

                  b) CV. The CV for the above schedules is determined by the following formula: (Minimum Annual MOU x Per Minute Rate) x (Contract Length In Years) = CV

         13.10 ValueLink Extra - HQ - Individual Case Basis (ICB) Usage. The following commission payment schedule applies to New sales of ValueLink Extra - HQ - Individual Case Basis (ICB) Usage contracts:

                  a)       Upfront Commission Payment Schedule


                                                  -------------------------------------------------------------------
                                                                      ValueLink Extra - HQ - ICB
                                                                         Objective Attainment
                                                  -------------------------------------------------------------------
                           ---------------------- --------------------- ---------------------- ----------------------
                                 Contract
                                  Length               0 - 69.9%             70 - 99.9%            100% and over
                           ---------------------- --------------------- ---------------------- ----------------------
                           ---------------------- --------------------- ---------------------- ----------------------
                                 24 Months            0.50 x MBRC            0.65 x MBRC            0.75 x MBRC
                                 36 Months            0.65 x MBRC            0.80 x MBRC            1.00 x MBRC
                           ---------------------- --------------------- ---------------------- ----------------------

                  b) CV. The CV for the above schedule is determined by the following formula: (MBRC) x (Contract Length In Months) = CV

                  c) Residual Commission Payment. No residual commissions will be paid for ValueLink Extra - HQ - ICB Usage sales.

                  d) Contract term greater than 36 months. If a ValueLink Extra - HQ - ICB Usage sale is for a contract with a term greater than thirty six (36) months, the commission payment for such a sale will use the Commission Payment Schedule set forth above for a thirty six (36) month ValueLink Extra - HQ - ICB Usage sale.

         13.11    Contract Upgrade or Migration

                  a)       Commission Payment

                           (i) When both the Product sold and the Ameritech product or service which is being replaced are both specified in Exhibit B as "Products" for purposes of the Agreement, the Upfront Commission Payment for a sale deemed by Ameritech as an Upgrade or a Migration will be determined by the following formula:

                               (Current Base Upfront Commission for New Product)
                               - (minus)
                               (Current Base Upfront Commission for Old Product) = Upfront Commission Payment

                           (ii) When a sale for a Product is replacing an Ameritech product or service which is not specified in Exhibit B as a "Product", the Upfront Commission Payment for the sale (whether it is deemed an Upgrade or a Migration) is determined by the following formula: (Current Base Upfront Commission for New Product) x (50%) = Upfront Commission Payment

                  b) Does Not Retire Objective. Neither an Upgrade nor a Migration will serve to retire the AD's Usage Product family objective, and neither an Upgrade nor a Migration is subject to an Objective Bonus.


                  c) Residual Commission Payment. The Residual Commission Payment for an Upgrade or a Migration will be calculated in the same manner and at the same rate as a New sale of the Product. In every case, the Residual Commission Payment, if any, for the product or service which is being replaced as the result of the Upgrade or Migration will be discontinued effective the date of the Completed Order.

         13.12 Takeback. If the AD received commission for a Product subject to this Section 13.0, and the customer discontinues the Product for any reason, Takeback applies. If the customer discontinues a Product within one-hundred and eighty days after the Completed Order date, the Takeback will equal one-hundred percent (100%) of the Upfront Commission Payment. Residual commissions cease effective the date the customer cancels the product.

14.0     1-800-CONFERENCE

         14.1 Commission Payment Schedule. Sales of 1-800-CONFERENCE consist only of an Upfront Commission Payment, and no Residual Payment applies.

                  a) Non-ICB Term Contract Sale. The following commission payment schedule applies to sales under which the customer signs a term agreement which is not an ICB contract for 1-800-CONFERENCE service:

                  ----------------------- ---------------------- --------------------- ---------------------
                         Minimum
                      Annual Revenue
                        Commitment           1 Year Contract       2 Year Contract       3 Year Contract
                  ----------------------- ---------------------- --------------------- ---------------------
                  ----------------------- ---------------------- --------------------- ---------------------
                          $1,500                  $120                   $300                  $450
                          $3,000                  $240                   $600                  $900
                          $6,000                  $480                  $1,200                $1,800
                         $15,000                 $1,200                 $3,000                $4,500
                         $24,000                 $1,920                 $4,800                $7,200
                  ----------------------- ---------------------- --------------------- ---------------------

                  b)       CV. The CV is determined  by the  following  formula:
                           (Annual Revenue Commitment) x (Contract Length In Years) = CV

                  c) ICB Term Contract Sale. The commission to be paid for an ICB term contract sale for 1-800-CONFERENCE service will be arrived at through the following formula: (CV) x (Ten-Percent (10%)) = Commission Payment

         14.2 Objective Attainment. For purposes of Objective Attainment, the following factors will be applied to the Base Commission Payment to arrive at the Objective Attainment number:

                  ---------------------------- ----------
                     Objective Attainment       Factor
                  ---------------------------- ----------
                  ---------------------------- ----------
                           0 - 69.9%             1.00
                          70 - 99.9%             1.25
                         100% and over           1.50
                  ---------------------------- ----------

15.0     Ameritech Prepaid Products

         15.1 Commission Payment. The AD of Record will be paid commission for PrePaid Product sales. If the customer places orders for additional Product, the AD of Record will be paid for those additional sales whether the customer places the order with the AD or with Ameritech's PrePaid product support organization.

         15.2 Commission Value. The Base Commission value and the Upfront Commission Payment for a sale will equal ten percent (10%) of the gross value of the sale, net of taxes whether it is the original sale or a subsequent sale as provided for under
                  Section 15.1 above. No Residual Commission Payment applies to PrePaid Products.

         15.3 Objective Attainment. For purposes of objective attainment, the following factors will be applied to the Base

                  Commission:

                  ---------------------------- ----------------
                     Objective Attainment          Factor
                  ---------------------------- ----------------
                  ---------------------------- ----------------
                           0 - 69.9%                1.00
                          70 - 99.9%                1.25
                         100% and over              1.50
                  ---------------------------- ----------------


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                                       55

                                                                       Exhibit D
                                                           COOP & 5-STAR PROGRAM

                       Exhibit D CO-OP AND 5-STAR PROGRAM

         This is Exhibit D to the Authorized Distributor Agreement between Telecomm Industries, Inc. ("AD") and Ameritech, effective January 1, 1999, and this Exhibit is incorporated into the Agreement by reference.

         Ameritech provides incentive programs as an integral part of the Agreement. The "Co-Op Program" and the "5-Star Program" is governed by the rules and regulations which are fully set forth in a document titled "Ameritech Authorized Distributor Co-Op and 5-Star Program", and said document is dated "January 1999, and said document is incorporated herein as if originally set forth here as Exhibit D. The Co-Op and 5-Star Program may be modified during the term of the Agreement, and such modification is governed by the terms of the Agreement, and each modification is incorporated by reference herein on the date the modification is effective.



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                                       56

Exhibit E
                                                        Code of Business Conduct

                       Exhibit E CODE OF BUSINESS CONDUCT

         This is Exhibit E to the Authorized Distributor Agreement between Telecomm Industries, Inc. ("AD") and Ameritech effective January 1, 1999, and this Exhibit is incorporated into the Agreement by reference.

1. Every Authorized Distributor has the professional responsibility of fair dealing towards Ameritech's customers, past and present, fellow Authorized Distributors, and the general public.

2. Every Authorized Distributor has the professional responsibility of adhering to generally accepted standards of accuracy and truth.

3. An Authorized Distributor shall not place itself in a position where the Authorized Distributors interest is, or may be, in conflict with its duty to the customer or Ameritech.

4. Each Authorized Distributor shall safeguard the confidence of both present and former customers/clients, and shall not disclose or use these confidences to disadvantage or prejudice such clients.

5. An Authorized Distributor shall not intentionally disseminate false or misleading information, and each Authorized Distributor is obligated to use appropriate means to avoid dissemination of false or misleading information.

6. An Authorized Distributor shall not disparage the professional reputation or practice of another Authorized Distributor.

7. Each Authorized Distributor's employees shall be treated as individuals with respect to their dignity and recognition of their merit.



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                                       57

                                                                       Exhibit F
                                                                  House Accounts

                            Exhibit F HOUSE ACCOUNTS

         This is Exhibit F to the Authorized Distributor Agreement between Telecomm Industries, Inc. ("AD") and Ameritech effective January 1, 1999, and this Exhibit is incorporated by reference therein.


                                 House Accounts

         Pursuant to Article 1, Section 1.7, the Customer accounts which Ameritech designates, in its sole discretion, as "House Accounts" are listed on the web site "ameritechdealer.com", and said list is incorporated by reference as if set forth fully herein, as modified from time-to-time by Ameritech, and each such modification is deemed incorporated as if set forth originally herein.



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                                       58